EXECUTION COPY


                                  $100,000,000

                       REVOLVING CREDIT FACILITY AGREEMENT

                         Dated as of September 10, 1996

                                      among

                         TEXAS-NEW MEXICO POWER COMPANY,

                            THE LENDERS PARTY HERETO,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                  as Administrative Agent and Collateral Agent

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO
                       and UNION BANK OF CALIFORNIA, N.A.,
                                  as Co-Agents

                                TABLE OF CONTENTS

         Section                                                                             Page


         ARTICLE I
                                   DEFINITIONS

         1.01.    Defined Terms.................................................................
         1.02.    Terms Generally...............................................................
         1.03.    Computations of Time Periods..................................................

         ARTICLE II
                                   THE CREDITS

         2.01.    Commitments...................................................................
         2.02.    Loans.........................................................................
         2.03.    Borrowing Procedure...........................................................
         2.04.    Evidence of Debt; Repayment of Loans..........................................
         2.05.    Fees..........................................................................
         2.06.    Interest on Loans.............................................................
         2.07.    Default Interest..............................................................
         2.08.    Alternate Rate of Interest....................................................
         2.09.    Termination and Reduction of Commitments......................................
         2.10.    Prepayment....................................................................
         2.11.    Reserve Requirements; Change in Circumstances.................................
         2.12.    Change in Legality............................................................
         2.13.    Indemnity.....................................................................
         2.14.    Pro Rata Treatment............................................................
         2.15.    Sharing of Setoffs............................................................
         2.16.    Payments......................................................................
         2.17.    Taxes.........................................................................
         2.18.    Assignment    of     Commitments     Under    Certain
                  Circumstances;  Duty to Mitigate..............................................

         ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.01.    Organization; Powers..........................................................
         3.02.    Authorization.................................................................
         3.03.    Enforceability................................................................
         3.04.    Governmental Approvals........................................................
         3.05.    Financial Statements..........................................................
         3.06.    No Material Adverse Change....................................................
         3.07.    Title to Properties; Possession Under Leases..................................
         3.08.    Subsidiaries..................................................................
         3.09.    Litigation; Compliance with Laws..............................................
         3.10.    Agreements....................................................................
         3.11.    Federal Reserve Regulations...................................................
         3.12.    Investment   Company  Act;   Public  Utility  Holding
                  Company  Act..................................................................
         3.13.    Use of Proceeds...............................................................
         3.14.    Tax Returns...................................................................
         3.15.    No Material Misstatements.....................................................
         3.16.    Employee Benefit Plans........................................................
         3.17.    Environmental Matters.........................................................
         3.18.    Insurance.....................................................................
         3.19.    Bond Agreement................................................................
         3.20.    Labor Matters.................................................................
         3.21.    Solvency......................................................................
         33.22.   Force Majeure Event...........................................................
         3.23.    First Mortgage Bonds..........................................................

         ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01.    Conditions Precedent to Effectiveness of the
                  Commitments...................................................................
         4.02.    Conditions Precedent for Certain Borrowings...................................
         4.03.    Conditions Precedent to All Borrowings........................................
         4.04.    Reliance on Certificates......................................................

         ARTICLE V
                              AFFIRMATIVE COVENANTS

         5.01.    Existence; Businesses and Properties..........................................
         5.02.    Insurance.....................................................................
         5.03.    Obligations and Taxes.........................................................
         5.04.    Financial Statements, Reports, etc............................................
         5.05.    Litigation and Other Notices..................................................
         5.06.    Employee Benefits.............................................................
         5.07.    Maintaining   Records;   Access  to  Properties   and
                  Inspections...................................................................
         5.08.    Use of Proceeds...............................................................
         5.09.    Compliance with Laws and Environmental Laws...................................
         5.10.    Preparation of Environmental Reports..........................................
         5.11.    Further Assurances............................................................
         5.12.    Performance and Continuation of TNP Bond Indenture............................

         ARTICLE VI
                               NEGATIVE COVENANTS

         6.01.    Indebtedness..................................................................
         6.02.    Liens.........................................................................
         6.03.    Sale and Lease-Back Transactions..............................................
         6.04.    Investments, Loans and Advances...............................................
         6.05.    Mergers,   Consolidations,   Sales  of   Assets   and
                  Acquisitions..................................................................
         6.06.    Dividends   and   Distributions;    Restrictions   on
                  Ability of Subsidiaries to Pay Dividends......................................
         6.07.    Transactions with Affiliates..................................................
         6.08.    Business of Borrower and Subsidiaries.........................................
         6.09.    Additional Generating Facilities..............................................
         6.10.    Interest Coverage Ratio.......................................................
         6.11.    Debt to Capitalization Ratio..................................................
         6.12.    Capital Expenditures..........................................................

         ARTICLE VII
                                         EVENTS OF DEFAULT......................................

         ARTICLE VIII
                          THE ADMINISTRATIVE AGENT AND
                                       THE COLLATERAL AGENT.....................................

         ARTICLE IX
                                  MISCELLANEOUS

         9.01.    Notices.......................................................................
         9.02.    Survival of Agreement.........................................................
         9.03.    Binding Effect................................................................
         9.04.    Successors and Assigns........................................................
         9.05.    Expenses; Indemnity...........................................................
         9.06.    Right of Setoff...............................................................
         9.07.    Applicable Law................................................................
         9.08.    Waivers; Amendment............................................................
         9.09.    Interest Rate Limitation......................................................
         9.10.    Entire Agreement..............................................................
         9.11.    Waiver of Jury Trial..........................................................
         9.12.    Severability..................................................................
         9.13.    Counterparts..................................................................
         9.14.    Headings......................................................................
         9.15.    Jurisdiction; Consent to Service of Process...................................
         9.16.    Confidentiality...............................................................
         9.17.    Release of Collateral.........................................................


Schedules

Schedule 2.01     Commitments of the Lenders
Schedule 3.06     Changes
Schedule 3.08     Subsidiaries
Schedule 3.09     Litigation
Schedule 3.17     Environmental Matters
Schedule 3.18     Insurance
Schedule 3.23     First Mortgage Bonds
Schedule 6.01     Intercompany Indebtedness
Schedule 6.02     Existing Liens
Schedule 7(o)     Series T


Exhibits

Exhibit A         .........Form of Administrative Questionnaire
Exhibit B         .........Form of Assignment and Acceptance
Exhibit C         .........Form of Borrowing Request
Exhibit D         .........Form of Note
Exhibit E         .........Form of Bond Agreement
Exhibit F-1                Form  of  Opinion   of  Haynes  and  Boone,   L.L.P.,
                           counsel for the Borrower
Exhibit F-2                Form of  Opinion of  Michael  D.  Blanchard,  General
                           Counsel of the Borrower
Exhibit F-3                Form of  Opinion  of  Winstead,  Sechrest  &  Minick,
                           P.C., Texas counsel for the Administrative Agent
Exhibit F-4                Form of  Opinion  of Rubin,  Katz,  Salazar,  Alley &
                           Rouse,   New  Mexico   regulatory   counsel  for  the
                           Borrower
Exhibit F-5                Form of Opinion of McDermott,  Will & Emery,  counsel
                           for the Administrative Agent



         CREDIT AGREEMENT, dated as of September 10, 1996, among TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation (the "Borrower"), the Lenders (as defined in Article I), THE FIRST NATIONAL BANK OF CHICAGO, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and THE FIRST NATIONAL BANK OF CHICAGO and UNION BANK OF CALIFORNIA, N.A., as Co-Agents (the "Co-Agents").


                             PRELIMINARY STATEMENTS

         The Borrower has requested the Lenders to extend credit in the form of Loans (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I) at any time and from time to time prior to the Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $100,000,000. The proceeds of the Loans are to be used solely (i) to repurchase and retire First Mortgage Bonds Series L (10-1/2 percent due March 1, 2000), Series M (8.70 percent due September 1, 2006), Series R (10 percent due July 1, 2017), Series S (9-5/8 percent due July 1,
2019), Series U (9-1/4 percent due September 15, 2000) and (subject to the receipt by the Administrative Agent of certified copies of satisfactory resolutions of the Board of Directors of the Borrower) Series T (11-1/4 percent due January 15, 1997) previously issued by the Borrower and (ii) for other general corporate purposes.

         The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I


                                   DEFINITIONS


     SECTION 1.01. Defined Terms As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR   Borrowing"   shall  mean  a  Borrowing   comprised   of
         ABR Loans.

                  "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

                  "Agents" shall have the meaning assigned to such term in subsection (a) of Article VIII.

                  "Aggregate Credit Exposure" shall mean the aggregate amount of the Lenders' Credit Exposures.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1 percent) equal to the greater of (a) the Corporate Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1 percent. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Corporate Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Corporate Base Rate or the Federal Funds Effective Rate, respectively. The term "Corporate Base Rate" shall mean a rate of interest per annum equal to the corporate base rate of interest announced by the Administrative Agent from time to time; each change in the Corporate Base Rate shall be effective on the date such change is announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Applicable Percentage" shall mean, for any day, with respect to any Eurodollar Loan or ABR Loan, as the case may be, the applicable percentage set forth below under the caption "Eurodollar Spread" or "ABR Spread", respectively, based upon the ratings by any two of S&P, Moody's and D&P applicable on such date to the First Mortgage Bonds:

           ============================================= -------------------- ====================
                                                                                      ABR
                                                         Eurodollar                 Spread
                                                               Spread
           --------------------------------------------- -------------------- --------------------
           Category 1

           BBB- or higher by S&P or D&P                     0.75 percent         0.00 percent
           Baa3 or higher by Moody's
           --------------------------------------------- -------------------- --------------------
           Category 2

           BB+ by S&P or D&P                                1.25 percent          0.25 percent
           Ba1 by Moody's
           --------------------------------------------- -------------------- --------------------
           Category 3

           BB by S&P or D&P                                 1.45 percent         0.45 percent
           Ba2 by Moody's
           --------------------------------------------- -------------------- --------------------
           Category 4

           BB- by S&P or D&P                                1.80 percent         0.80 percent
           Ba3 by Moody's
           --------------------------------------------- -------------------- --------------------
           Category 5

           B+ by S&P or D&P                                 2.25 percent         1.25 percent
           B1 by Moody's
           --------------------------------------------- -------------------- --------------------
           Category 6

           B or below by S&P or D&P                         2.50 percent         1.50 percent
           B2 or below by Moody's
           --------------------------------------------- -------------------- --------------------


                  For purposes of the foregoing, (i) if Moody's, S&P or D&P shall not have in effect a rating for the First Mortgage Bonds (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) if the ratings established or deemed to have been established by Moody's, S&P and D&P for the First Mortgage Bonds shall fall within three different Categories, the Applicable Percentage shall be based on the middle of the three Categories; and (iii) if the rating established by Moody's, S&P or D&P for the First Mortgage Bonds shall be changed (other than as a result of a change in the rating system of Moody's, S&P or D&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's, S&P or D&P shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                  "Bond Agreement" shall mean the Bond Agreement, substantially in the form of Exhibit E, between the Borrower and the Collateral Agent for the benefit of the Lenders.

                  "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

                  "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in Chicago, Illinois are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" shall mean expenditures related to the acquisition of plant and equipment (including, without limitation, capitalized interest and start-up expenses related to such plant and equipment) that are capitalized in accordance with GAAP.

                  "Capital Lease Obligations" of any person shall mean obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change in Control" shall mean an event or the last of a series of events by which:

                                            (i) any  person  or  group  (as such
                           term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission relating to such sections, as amended from time to time) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40 percent of the total voting power of all outstanding common stock of TNP Enterprises;

                                            (ii) the Borrower  consolidates with
                           or merges into another corporation and the Borrower is not the surviving entity, or the Borrower conveys, transfers or leases substantially all of its assets, or TNP Enterprises shall cease to own 100 percent of the common stock of the Borrower; or

                                            (iii)   during   any  period  of  24
                           consecutive months, whether commencing before or after the date hereof, but ending on or after the date hereof:

                      (a) individuals who at the beginning
                          of such 24-month period were
                          directors of TNP Enterprises,
                                                and

                         (b) any new directors who were
                           elected or recommended for
                            election to the board of
                         directors of TNP Enterprises by
                        a vote of at least a majority of
                           the directors then still in
                        office who either were directors
                          at the beginning of such 24-
                         month period or whose election
                        was previously so approved or so
                           recommended, cease for any
                         reason to constitute a majority
                        of the board of directors of TNP
                                  Enterprises.

                           "Chemical  Bank  Agreement"  shall  have the  meaning
                  assigned to such term in the definition of "Existing Facility Documents" herein.

                  "Closing Date" shall mean the date on which each of the conditions precedent enumerated in Section 4.01 shall have been fulfilled to the satisfaction of the Administrative Agent, the Co-Agents and the Lenders. All transactions contemplated by Section
         4.01 shall take place on or before September 30, 1996 at the offices of McDermott, Will & Emery, 227 West Monroe Street, Suite 4400, Chicago, Illinois 60606, at 10:00 A.M. (Chicago, Illinois time), or such other place or time as the parties hereto may mutually agree.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall mean all of the "Collateral" as defined in the Bond Agreement.

                  "Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Loans hereunder as set forth on
         Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be
         (i) reduced  from time to time  pursuant to Section 2.09 or pursuant to
         Section 2.18 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

                  "Commitment Fee" shall have the meaning assigned to such term in Section 2.05.

                  "Consolidated EBIT" shall mean, with respect to the Borrower and its consolidated Subsidiaries for any period, operating revenues of the Borrower and its consolidated Subsidiaries for such period less operating expenses of the Borrower and its consolidated Subsidiaries, but before the deduction therefrom of any applicable interest charges and income taxes for such period, all determined on a consolidated basis in accordance with GAAP. For the purposes of this definition, EBIT shall be calculated before any reduction for any write-down after the date hereof in the book value of assets of the Borrower or its Subsidiaries resulting from any statute or any rule, regulation or order of the PUCT.

                  "Consolidated Interest Expense" shall mean the aggregate Interest Expense of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Total Indebtedness" shall mean the aggregate Indebtedness of the Borrower and the Subsidiaries of the sort referred to in clause (a) of the definition of "Indebtedness", determined on a consolidated basis in accordance with GAAP.

                  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Credit  Exposure"  shall mean,  with respect to any Lender at
         any  time,  the  aggregate   principal  amount  at  such  time  of  all
         outstanding Loans of such Lender.

                  "Cumulative Net Income Available for Common Dividends" shall mean, for any period, the sum of all consolidated net income available for common dividends as reflected in the Borrower's consolidated statements of operations for such period.

                  "D&P" shall mean Duff & Phelps, Inc., or any successor thereto.

                  "Default" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

                  "Dividend" shall mean, with respect to any person, any dividend on any shares of the common, preferred or preference stock, or any other class of stock or equity capital, of such person or any other distribution in respect thereof (other than dividends payable solely in shares of such stock) and any payments on account of the purchase, redemption or other retirement of any of such person's common stock or any other class of stock or equity capital, or any warrants or options therefor, whether in cash or in property or in obligations or securities.

                  "dollars" or "$" shall mean lawful money of the United States of America.

                  "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

                  "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon: (a) the existence, or the continuation of the existence, of a release of Hazardous Materials (including sudden or non-sudden, accidental or non-accidental releases); (b) exposure to any Hazardous Material; (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material; or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

                  "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section Section 9601 et seq. (collectively, "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Amendments of 1984, 42 U.S.C. Section Section 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section Section 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. Section Section 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section Section 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Section Section 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section Section 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section Section 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section Section 1801 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder.

                  "Environmental Permit" shall mean any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                  "Equity Capital" shall mean, as of any date of determination thereof, the sum of the following for the Borrower and its Subsidiaries determined on a consolidated basis (without duplication) in accordance with GAAP:

                                            (a)      the   amount   of   capital
                           stock (including, without limitation, preferred and preference stock), plus

                                            (b)      the amount of  surplus  and
                           retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit), plus

                                            (c)      the  amount  of  any  other
                           items of an equity capital nature, minus

                                            (d)       the  sum of  (x) the  cost
                           of treasury shares plus (y) goodwill.

         For the purposes of this definition, the sum shall be calculated before any reduction for any write-down after the date hereof in the book value of the assets of the Borrower or its Subsidiaries resulting from any statute or any rule, regulation or order of the PUCT; provided, that the excess of any such write-downs over $10,000,000 in the aggregate during the term of this Agreement shall be taken into account in determining Equity Capital.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or
         Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Borrower or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Borrower.

                  "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

                  "Eurodollar Loan" shall mean any Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                  "Event of Default" shall have the meaning assigned to such term in Article VII.

                  "Existing Facility Documents" shall mean (i) that certain Revolving Credit Facility Agreement, dated as of November 3, 1995, as amended or otherwise modified from time to time, among the Borrower, Chemical Bank, as Administrative Agent and Collateral Agent, and The
         Bank of New York, CIBC, Inc., NationsBank of Texas, N.A. and Union Bank, as Co-Agents (the "Chemical Bank Agreement") and (ii) the "Loan Documents" (as defined in the Chemical Bank Agreement).

                  "Fee Letter"  shall have the meaning  assigned to that term in
         Section 2.05(c).

                  "Financial  Officer" of any  corporation  shall mean the chief
         financial  officer,   principal   accounting   officer,   treasurer  or
         controller of such corporation.

                  "First Mortgage Bonds" shall mean the first mortgage bonds issued by the Borrower pursuant to the TNP Bond Indenture.

                  "GAAP" shall mean United States generally accepted accounting principles applied on a consistent basis, but giving effect to changes in such accounting principles as provided in Section 1.02.

                  "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Indebtedness" of any person shall mean, without  duplication,
         (a) all obligations of such person for borrowed money, (b) all obligations of such person with respect to deposits or advances of any kind, (c) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (d) all obligations of such person upon which interest charges are customarily paid, (e) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (f) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (g) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (h) all Guarantees by such person of Indebtedness of others, (i) all Capital Lease Obligations of such person, (j) all obligations of such person in respect of Interest Rate Protection Agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (k) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances.

                  "Interest Expense" shall mean, with respect to any person, for any period, the sum of the following: (a) all interest expense in respect of Indebtedness of such person during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) by such person under any Interest Rate Protection Agreement during such period (whether or not actually paid or received during such period).

                  "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any prepayment of such Borrowing or refinancing of such Borrowing with a Borrowing of a different Type.

                  "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect, and
         (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the earliest to occur of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity Date and (iii) the date such Borrowing is prepaid in accordance with Section 2.10; provided, however, that if any Interest
         Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Interest Rate Protection Agreement" shall mean any agreement providing for an interest rate swap, cap or collar, or for any other financial arrangement designed to protect against fluctuations in interest rates.

                  "Lenders" shall mean (a) the financial  institutions listed on
         Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance.

                  "LIBO Rate" shall mean, for each Interest Period for each Eurodollar Loan made as part of the same Eurodollar Borrowing, the rate (rounded upwards, if necessary, to the next 1/16 of 1 percent) at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Loan made as part of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" shall mean this Agreement, the Notes, the Bond Agreement and the Supplemental Indenture.

                  "Loans" shall mean the loans made by the Lenders to the Borrower pursuant to Section 2.01. Each Loan shall be a Eurodollar Loan or an ABR Loan.

                  "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                  "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) material impairment of the ability of the Borrower to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

                  "Maturity Date" shall mean August 31, 2001.

                  "Moody's" shall mean Moody's Investors Service, Inc, or any successor thereto.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "New First Mortgage Bonds" shall have the meaning assigned to such term in the definition of "1996 Regulatory Orders" herein.

                  "1996  NMPUC  Order"  shall  mean the  Final  Order  Approving
         Recommended Decision of the New Mexico Public Utility Commission issued on August 19, 1996 in Case No. 2712.

                  "1996 Regulatory Orders" shall mean the 1996 NMPUC Order and the letter order, dated July 19, 1996, of the Federal Energy Regulatory Commission in Docket No. ES96-35-000 authorizing the Borrower to issue First Mortgage Bonds in an aggregate principal amount not less than the aggregate amount of the Commitments, which First Mortgage Bonds shall be issued in the name of the Collateral Agent to provide for the payment of all obligations of the Borrower to the Lenders and the Agents under this Agreement and to provide the Lenders and the Agents with the benefits of the security provided for such First Mortgage Bonds (the "New First Mortgage Bonds").

                  "Note" shall mean a promissory note of the Borrower payable to the order of a Lender, in substantially the form of Exhibit D.

                  "Obligations"   shall   mean  all   obligations   defined   as
         "Obligations" in the Bond Agreement.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

                  "Permitted Investments" shall mean:

                                            (a)   direct   obligations   of,  or
                           obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                                            (b) investments in commercial  paper
                           maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                                            (c)  investments in  certificates of
                           deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

                                            (d)    deposits    not     exceeding
                           $2,000,000 in the aggregate with, or investments issued by or guaranteed by (and backed by the full faith and credit of the United States of America), any domestic office of a commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of less than $250,000,000 but not less than $30,000,000; and

                                            (e)      other            investment
                           instruments approved in writing by the Required Lenders.

                  "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

                  "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to
         be) an "employer" as defined in Section 3(5) of ERISA.

                  "Properties"  shall have the meaning  assigned to such term in
         Section 3.17(a).

                  "PUCT" shall mean the Public Utility Commission of the State of Texas or any successor thereto.

                  "Quarterly Dates" shall mean the last day of each March, June, September and December, the first of which Quarterly Dates shall be the first such date after the date any Loan is made, provided that, if any such date is not a Business Day, the relevant Quarterly Date shall be the next succeeding Business Day.

                  "Register"  shall have the  meaning  assigned  to such term in
         Section 9.04(d).

                  "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Release Conditions" shall have the meaning assigned to such term in Section 9.17(a).

                  "Release Date" shall have the meaning assigned to such term in
         Section 9.17(a).

                  "Required Lenders" shall mean, at any time, Lenders having Loans and unused Commitments representing at least 66-2/3 percent of the sum of all Loans outstanding and unused Commitments at such time.

                  "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

                  "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or any successor thereto.

                  "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50 percent of the equity or more than 50 percent of the ordinary voting power or more than 50 percent of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" shall mean any subsidiary of the Borrower.

                  "Supplemental Indenture" shall mean the Twenty-Fifth Supplemental Indenture, dated as of September 10, 1996, between the Borrower and First Trust of Illinois, National Association, as Trustee, which supplements the TNP Bond Indenture and provides for the issuance from time to time of New First Mortgage Bonds in an aggregate principal amount of up to $100,000,000.

                  "TGC"   shall  mean   Texas   Generating   Company,   a  Texas
         corporation, all of whose common stock is on the date hereof owned by the Borrower.

                  "TGC II" shall mean Texas Generating Company II, a Texas corporation, all of whose common stock is on the date hereof owned by the Borrower.

                  "TNP Bond Indenture" shall mean the Indenture of Mortgage and Deed of Trust, dated as of November 1, 1944, between Community Public Service Company (predecessor to the Borrower) and the Trustee, as amended and supplemented by supplemental indentures.

                  "TNP Enterprises" shall mean TNP Enterprises, Inc., a Texas corporation.

                  "Total Capitalization" shall mean, as of any date, the sum of Equity Capital and the aggregate amount of Indebtedness of the sort referred to in clause (a) of the definition of "Indebtedness" (including the current portion of such Indebtedness), in each case of the Borrower and its Subsidiaries, determined on a consolidated basis.

                  "Total Commitment" shall mean, at any time, the aggregate amount of the Commitments, as in effect at such time.

                  "Transactions" shall have the meaning assigned to such term in Section 3.02.

                  "Trustee"  shall  mean  First  Trust  of  Illinois,   National
         Association (successor to City National Bank and Trust Company of Chicago), as trustee under the TNP Bond Indenture.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the LIBO Rate and the Alternate Base Rate.

                  "wholly-owned subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100 percent of the equity or 100 percent of the ordinary voting power or 100 percent of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly-owned subsidiaries of such person or by such person and one or more wholly-owned subsidiaries of such person.

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Whenever definitions in Section 1.01 or other capitalized terms contained in this Agreement are defined by reference to defined terms in the Chemical Bank Agreement, and such defined terms in the Chemical Bank Agreement contain capitalized terms not otherwise defined herein, such capitalized terms shall have the meanings assigned to such terms in the Chemical Bank Agreement. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         SECTION 1.03. Computation of Time Periods3. Computation of Time Periods. Unless otherwise indicated, each reference in this Agreement to a specific time of day is a reference to Chicago, Illinois time. In the computation of periods of time under this Agreement, any period of a specified number of days or months shall be computed by including the first day or month occurring during such period and excluding the last such day or month. In the case of a period of time "from" a specified date "to" or "until" a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".


                                   ARTICLE II
                                   THE CREDITS

     SECTION 2.01. Commitments Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Loans to the Borrower, at any time and from time to time on or after the date hereof, and until the earlier of the Maturity Date and the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Credit Exposure exceeding its Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Loans.

         SECTION 2.02. Loans2. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 or (ii) equal to the remaining available balance of the Commitments.

         (b) Subject to Sections 2.08 and 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the applicable Note and this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than six Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

         (c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in Chicago, Illinois as the Administrative Agent may designate not later than 11:00 A.M. on such date, and the Administrative Agent shall by 12:00 noon credit the amounts so received to an account with the Administrative Agent designated by the Borrower in the applicable Borrowing Request, which account must be in the name of the Borrower, or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

         (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

         (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         (f) The Borrower may refinance all or any part of a Borrowing with another Borrowing, subject to the conditions and limitations set forth in this Agreement. Any Borrowing or part thereof so refinanced shall be deemed to be repaid or prepaid in accordance with the applicable provisions of this Agreement with the proceeds of the new Borrowing, and the proceeds of such new Borrowing, to the extent they do not exceed the principal amount of the Borrowing being refinanced, shall not be transferred as contemplated by subsection (c) above.

     SECTION 2.03. Borrowing Procedure In order to request a Borrowing, the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request (or shall notify the Administrative Agent by telephone of the information contained in such a Borrowing Request, with a copy of such Borrowing Request to be delivered or telecopied to the Administrative Agent promptly after such notice) (a) in the case of a Eurodollar Borrowing, not later than 11:00 A.M. three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 noon one Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section
2.03 (and the contents thereof), and of each Lender's portion of the requested Borrowing.

         If the Borrower shall not have delivered a Borrowing Request in accordance with this Section 2.03 prior to the end of the Interest Period then in effect for any Borrowing and requesting that such Borrowing be refinanced, then the Borrower shall (unless the Borrower has notified the Administrative Agent, not less than three Business Days prior to the end of such Interest Period, that such Borrowing is to be repaid at the end of such Interest Period) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of equivalent amount, and such new Borrowing shall be an ABR Borrowing.

     SECTION 2.04. Evidence of Debt; Repayment of Loans (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of each Lender, the principal amount of each Loan on the earlier of the last day of the Interest Period applicable thereto and the Maturity Date.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to subsections
(b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

     SECTION 2.05. Fees (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on each Quarterly Date and on each date on which the Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to 0.375 percent per annum on the average daily unused amount of the Commitment of such Lender during the preceding quarter (or other period commencing with the date hereof or ending with the Maturity Date or the date on which the Commitments of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date on which the Commitment of such Lender shall be terminated as provided herein.

           All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution among the Lenders. Once paid, none of the Commitment Fees shall be refundable under any circumstances.

         (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender whose Commitment equals or exceeds $15,000,000 an upfront fee equal to 0.20 percent of the amount of such Lender's Commitment, such fee to be payable in immediately available funds on the Closing Date.

         (c) In addition to the fees provided for in subsections (a) and (b) above, the Borrower shall pay such other fees as provided for in that certain letter agreement between the Borrower and the Co-Agents (the "Fee Letter") entered into separately herefrom and dated the date hereof.

     SECTION 2.06. Interest on Loans (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Corporate Base Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

         (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

           Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.07. Default Interest If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Corporate Base Rate and over a year of 360 days at all other times) equal at all times to the sum of the Alternate Base Rate plus the Applicable Percentage plus 2.00 percent per annum.

     SECTION 2.08. Alternate Rate of Interest In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent or the Required Lenders shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to
Section 2.03 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent or the Required Lenders hereunder shall be conclusive absent manifest error.

         SECTION   2.09.    Termination    and   Reduction   of    Commitments9.
Termination   and  Reduction  of   Commitments.   (a)  The   Commitments   shall
automatically terminate on the Maturity Date.

         (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole, or from time to time in part, permanently reduce the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and
(ii) the Total Commitment shall not be reduced to an amount that is less than the Aggregate Credit Exposure at the time.

         (c) In the event a Change in Control shall have occurred, the Borrower shall so notify the Administrative Agent and the Lenders and, in the event the Required Lenders shall so elect in a notice delivered to the Borrower, the Commitments shall permanently terminate on the date specified in such notice (which date shall be not fewer than five Business Days after the delivery of such notice to the Borrower).

         (d) Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrower shall pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

     SECTION 2.10. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent before 11:00 A.M.; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000.

         (b) In the event of any termination of all the Commitments (whether mandatory or optional), the Borrower shall repay or prepay all its outstanding Borrowings on the date of such termination. In the event of any partial reduction of the Commitments (whether mandatory or optional), then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the Lenders of the Aggregate Credit Exposure after giving effect thereto and (ii) if the Aggregate Credit Exposure would exceed the Total Commitment after giving effect to such reduction, then the Borrower shall, on the date of such reduction, repay or prepay Borrowings in an amount sufficient to eliminate such excess.

         (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section
2.10 shall be subject to Section 2.13 but otherwise without premium or penalty. All prepayments under this Section 2.10 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

     SECTION 2.11. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan made by such Lender or any Commitment Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender shall have determined that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the date hereof in any such law, rule, regulation, agreement or guideline (whether such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in subsection (a) or (b) above, and setting forth in reasonable detail the manner in which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

         (d) Except as provided in Section 2.18(c), failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's right to demand such compensation. The protection of this Section 2.11 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed.

     SECTION 2.12. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if, after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

                           (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder, whereupon any request for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan, unless such declaration shall be subsequently withdrawn; and

                           (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in subsection (b) below.

In the event that any Lender shall exercise its rights under clause (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

         (b) For purposes of this Section 2.12, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.13. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of
(a) any event, other than a default by such Lender or the Administrative Agent in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor or (ii) any Eurodollar Loan to be made by such Lender not being made after notice of such Loan shall have been given by the Borrower hereunder
(any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (x) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (y) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts, and setting forth in reasonable detail the manner in which such amount or amounts shall have been determined, which such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to the Borrower and shall be conclusive absent manifest error.

     SECTION 2.14. Pro Rata Treatment. Except as required under Section 2.12, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees and each refinancing of any Borrowing with a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

     SECTION 2.15. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participation in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.15 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

     SECTION 2.16. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Commitment Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment shall be made to the Administrative Agent at its address referred to in Section 9.01.

         (b) Whenever any payment (including principal of or interest on any Borrowing or any Commitment Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Commitment Fees, if applicable.

     SECTION 2.17. Taxes. (a) Any and all payments by or on behalf of the Borrower hereunder and under any other Loan Document shall be made, in accordance with Section 2.16, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Administrative Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Administrative Agent or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent or such Lender (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "Taxes"). If the Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent or any Lender (or any Transferee), (x) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17) the Administrative Agent or such Lender (or Transferee), as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

         (c) The Borrower will indemnify the Administrative Agent and each Lender (or Transferee) for the full amount of Taxes and Other Taxes paid by the Administrative Agent or such Lender (or Transferee), as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, and setting forth in reasonable detail the manner in which such payment or liability shall have been determined, prepared by the Administrative Agent or a Lender (or Transferee), or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent or any Lender (or Transferee), as the case may be, makes written demand therefor.

         (d) If the Administrative Agent or a Lender (or Transferee) receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17 and no Event of Default shall have occurred and be continuing, it shall within 30 days from the date of such receipt pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this
Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (or Transferee) and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the Administrative Agent or such Lender (or Transferee), shall repay the amount paid over to the Borrower (plus penalties, interest or other charges) to the Administrative Agent or such Lender (or Transferee) in the event the Administrative Agent or such Lender (or Transferee) is required to repay such refund to such Governmental Authority.

         (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant Governmental Authority, the Borrower will deliver to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

         (f) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of
Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, that such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.17(f), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.17(f) that such Non-U.S. Lender is not legally able to deliver.

         (g) The Borrower shall not be required to indemnify any Non-U.S. Lender or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to subsection (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this subsection (g) shall not apply (x) to any Transferee or New Lending
Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Borrower and (y) to the extent the indemnity payment or additional amounts any Transferee, or any Lender, acting through a New Lending Office, would be entitled to receive (without regard to this subsection (g)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation, or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of subsection (f) above.

         (h) Nothing contained in this Section 2.17 shall require any Lender (or any Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 2.18. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event that (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.11, (ii) any Lender delivers a notice described in Section 2.12, or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.17, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus all Commitment Fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Section 2.11 and Section 2.13); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's claim for compensation under Section 2.11 or notice under Section 2.12 or the amounts paid pursuant to Section 2.17, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.12, or cease to result in amounts being payable under
Section 2.17, as the case may be (including as a result of any action taken by such Lender pursuant to subsection (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.11 in respect of such circumstances or event or shall withdraw its notice under Section 2.12 or shall waive its right to further payments under Section 2.17 in respect of such circumstances or event, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder.

         (b) If (i) any Lender shall  request  compensation  under Section 2.11,
(ii) any Lender shall deliver a notice described in Section 2.12 or (iii) the Borrower shall be required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.17, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section
2.11 or enable it to withdraw its notice pursuant to Section 2.12 or would reduce amounts payable pursuant to Section 2.17, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

         (c) Notwithstanding any other provision of this Agreement, no Lender shall be entitled to compensation under Section 2.11 or 2.13, or to the payment of any additional amount under Section 2.17, for any costs incurred or imposed, reductions suffered or amounts withheld on or with respect to any date unless it shall have notified the Borrower that it will request such compensation or the payment of such additional amount not later than 180 days after the later of (i) such date and (ii) the date on which such Lender shall have become aware of such costs or reductions or such withholding.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

     SECTION 3.01. Organization; Powers. The Borrower and each of the Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

     SECTION 3.02. Authorization. The execution, delivery and performance by the Borrower of each of the Loan Documents, the Borrowings hereunder and the issuance and the pledge of the New First Mortgage Bonds (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture (including the TNP Bond Indenture), agreement (including the Chemical Bank Agreement) or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except to the extent that such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary.

     SECTION 3.03. Enforceability. This Agreement and each of the Loan Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein and therein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or law).

     SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for such (including the 1996 Regulatory Orders) as have been duly made or obtained, are in full force and effect, and (subject to the following sentence) are not subject to appeal, reconsideration or other review. Although the period for rehearing or appeal with respect to the 1996 NMPUC Order will not elapse until, at the latest, the 80th day after the issuance of the 1996 NMPUC Order, except for the Borrower there are no intervenors or other Persons who would have standing to appeal or request rehearing of the 1996 NMPUC Order. All applicable periods of time for review, rehearing or appeal with respect to the 1996 Regulatory Orders (other than the 1996 NMPUC Order) have expired.

     SECTION 3.05. Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statement of operations and cash flow (i) as of and for the fiscal year ended December 31, 1995, audited by and accompanied by the opinion of KPMG Peat Marwick LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the three months ended March 31, 1996, certified by its chief financial officer. Such financial statements present fairly the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP.

     SECTION 3.06. No Material Adverse Change. Except as set forth on Schedule 3.06, there has been no material adverse change, and no event that could reasonably be expected to result in a material adverse change, in the business, assets, operations, condition, financial or otherwise, or material agreements of the Borrower and the Subsidiaries, taken as a whole, since December 31, 1995.

     SECTION 3.07. Title to Properties; Possession Under Leases. (a) The Borrower and each of the Subsidiaries has good and commercially acceptable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

         (b) The Borrower and each of the Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect. The Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

     SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens.

     SECTION 3.09. Litigation;  Compliance with Laws. (a) Except as set forth on
Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

         (b) None of the Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

     SECTION  3.10.  Agreements.  (a)  Neither  the  Borrower  nor  any  of  the
Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (b) Neither the Borrower nor any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.11. Federal Reserve Regulations. (a) Neither the Borrower nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to buy or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

     SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. The Borrower is exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, other than under Section 9(a)(2) thereof.

     SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in the Preliminary Statements to this Agreement.

     SECTION 3.14. Tax Returns. Each of the Borrower and the Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

     SECTION 3.15. No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

     SECTION 3.16. Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $20,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $20,000,000 the fair market value of the assets of all such underfunded Plans.

     SECTION 3.17. Environmental Matters. Except as set forth in Schedule 3.17:

         (a) The properties owned or operated by the Borrower and the Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or have constituted, a violation of, or (ii) could give rise to liability under, Environmental Laws, which violations and liabilities, in the aggregate, could result in a Material Adverse Effect;

         (b) The Properties and all operations of the Borrower and the Subsidiaries are in compliance, and in the last ten years have been in compliance, with all Environmental Laws and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not result in a Material Adverse Effect;

         (c) There have been no releases or threatened releases of Hazardous Materials at, from or under the Properties or otherwise in connection with the operations of the Borrower or the Subsidiaries, which releases or threatened releases, in the aggregate, could result in a Material Adverse Effect;

         (d) Neither the Borrower nor any of the Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the operations of the Borrower or the Subsidiaries or with regard to any person whose liabilities for environmental matters the Borrower or the Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could result in a Material Adverse Effect, nor do the Borrower or the Subsidiaries have reason to believe that any such notice will be received or is being threatened;

         (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have the Borrower or the Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could result in a Material Adverse Effect.

     SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by the Borrower or by the Borrower for its Subsidiaries as of the date hereof and the Closing Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

     SECTION 3.19. Bond Agreement. The Bond Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all right, title and interest of the Borrower in the Collateral and, when the Collateral is delivered to the Collateral Agent, the Bond Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrower thereunder in such Collateral, in each case prior and superior in right to any other person.

     SECTION 3.20. Labor Matters. As of the date hereof and the Closing Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except to the extent such violations could not reasonably be expected to result in a Material Adverse Effect. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary, except to the extent the failure to pay or accrue such liabilities could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

     SECTION 3.21. Solvency. Immediately prior to and after the consummation of the Transactions to occur on the Closing Date, (i) the fair market value of the assets of the Borrower and its Subsidiaries on a consolidated basis will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the assets of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

     SECTION 3.22. Force Majeure Event. No fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (except for such circumstances, if any, that is covered by insurance, which coverage has been confirmed and not disputed by the relevant insurer) affecting the properties, business or operations of the Borrower or any Subsidiary has occurred that could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.23. First Mortgage Bonds. The Borrower has good title to substantially all the properties referred to in the granting clauses of the TNP Bond Indenture as being subject to the Lien thereof and now owned by it, subject only to the conditions and exceptions set forth in the TNP Bond Indenture, none of which materially impairs the use of the property affected thereby in the operation of the business of the Borrower. The TNP Bond Indenture and all appropriate financing statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the Lien of the TNP Bond Indenture. The TNP Bond Indenture constitutes a valid and direct first priority Lien upon all of the property of the Borrower referred to in the first sentence of this Section 3.23, subject only to the conditions and exceptions set forth in Schedule 3.23, and all property acquired by the Borrower hereafter, other than property excepted from the Lien of the TNP Bond Indenture, will become subject to the Lien thereof upon acquisition. The TNP Bond Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     SECTION 4.01. Conditions Precedent to Effectiveness of the Commitments. The Commitments of the Lenders to make Loans under Article II shall not become effective until the following conditions precedent have been fulfilled:

                  (a) The Administrative Agent shall have received the following, each dated the Closing Date (unless otherwise specified below), in form and substance satisfactory to the Administrative Agent and the Lenders and (except for the Notes) in sufficient copies for the Administrative Agent and each Lender:

                           (i)      This   Agreement,   duly   executed  by  the
                  Borrower, the Administrative Agent, the Co-Agents and the Lenders.

                           (ii) A Note, payable to the order of each Lender then
                  party hereto, duly executed by the Borrower.

                           (iii) A copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the State of Texas, and a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State and from the Secretary of State of the State of New Mexico.

                           (iv) A  certificate  of the Secretary or an Assistant
                  Secretary of the Borrower certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party and the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to paragraph (iii) above, (D) that attached thereto are true and complete copies of the applications filed by the Borrower for the 1996 Regulatory Orders and of all approvals, authorizations, orders or consents of, or notices to or registrations with, any Governmental Authority (including the 1996 Regulatory Orders) required for the Borrower to execute, deliver and perform its obligations under this Agreement and the other Loan Documents, and (E) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Borrower, together with a certificate of another officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate delivered pursuant to this paragraph (iv).

                           (v) A copy of the TNP Bond Indenture and all supplemental indentures thereto (including the Supplemental Indenture), certified by the Secretary or an Assistant Secretary of the Borrower as being true and complete copies thereof, in full force and effect and not having been modified, rescinded or revoked.

                           (vi)     The  Fee  Letter,   duly   executed  by  the
                  Borrower.

                           (vii) The Bond Agreement, duly executed by the Borrower.

                           (viii) The Supplemental Indenture, duly executed by the Borrower and the Trustee.

                           (ix) A certificate  of a duly  authorized  officer of
                  the Trustee certifying the names and true signatures of the officers of the Trustee authorized to sign the Supplemental Indenture and any other documents to be delivered by the Trustee hereunder or thereunder.

                           (x) Favorable opinions of (A) Haynes & Boone, L.L.P.,
                  counsel for the Borrower, substantially in the form of Exhibit F-1, (B) Michael D. Blanchard, General Counsel of the
                  Borrower, substantially in the form of Exhibit F-2, (C) Winstead, Sechrest & Minick, P.C., Texas counsel for the
                  Administrative Agent, substantially in the form of Exhibit F-3, (D) Rubin, Katz, Salazar, Alley & Rouse, New Mexico regulatory counsel for the Borrower, substantially in the form of Exhibit F-4, and (E) McDermott, Will & Emery, counsel for the Administrative Agent, substantially in the form of Exhibit F-5.

                           (xi) A  certificate  of a  Financial  Officer  of the
                  Borrower  as  to  the   solvency  of  the   Borrower  and  its
                  Subsidiaries on a consolidated basis after giving effect to the transactions contemplated hereby.

                           (xii) Such other  opinions,  certificates,  approvals
                  and   documents  as  any  Lender  or  its   counsel,   or  the
                  Administrative Agent or its counsel, may reasonably request.

                  (b) All legal matters incident to the Transactions shall be satisfactory to the Lenders and their counsel, to the Administrative Agent and to McDermott, Will & Emery, counsel for the Administrative Agent.

                  (c) The following statements shall be true and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated as of the Closing Date and in sufficient copies for the Administrative Agent and each of the Lenders, stating that:

                           (i) The  representations  and warranties set forth in
                  Article III hereof and in Section 2 of the Bond Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of such date.

                           (ii)     No  Event  of   Default   or   Default   has
                  occurred and is continuing.

                  (d) The Transactions and the delivery of New First Mortgage Bonds pursuant hereto and the Bond Agreement shall have been approved or exempted by all Governmental Authorities to the extent required under applicable law, and all such approvals or exemptions, including any conditions imposed thereby, shall be satisfactory in all respects to the Lenders. No action shall have been taken by any Governmental Authority which restrains or prevents or seeks to restrain or prevent, or imposes or seeks to impose materially adverse conditions upon, any of the Transactions.

                  (e) Except as set forth in Schedule 3.09, no action, suit, investigation, litigation or other proceeding at law or in equity or by or before any court or other Governmental Authority shall exist or, in the case of litigation by a Governmental Authority, be threatened, with respect to any of the Transactions that would in the reasonable opinion of the Lenders be likely to restrain, prevent or impose burdensome conditions to any of the Transactions, or to result in a Material Adverse Effect.

                  (f) All aspects of the structure and documentation of the Transactions and all corporate and other proceedings taken or to be taken in connection therewith and all documents incidental thereto, in each case to the extent not otherwise provided for herein, shall be reasonably satisfactory in form and substance to the Lenders and their counsel, to the Administrative Agent and to McDermott, Will & Emery, counsel to the Administrative Agent, and the Lenders shall have received copies of all such documents as the Lenders may reasonably request.

                  (g) The Administrative Agent shall have received all fees payable pursuant to Section 2.05 to the extent due and payable and all other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

                  (h) The Closing Date shall have occurred on or before September 30, 1996.

     SECTION 4.02. Conditions Precedent for Certain Borrowings. The obligation of each Lender to make a Loan on the date of any Borrowing (other than (i) any Borrowing in which Loans are refinanced with new Loans as contemplated by
Section 2.02(f) and (ii) any Borrowing that, after giving effect to such Loan, would not cause the outstanding principal amount of the Loans to exceed the aggregate outstanding principal amount of New First Mortgage Bonds theretofore issued and registered in the name of the Collateral Agent pursuant to this
Section 4.02) shall be subject to the fulfillment of the following conditions precedent:

                  (a) The Administrative Agent shall have received the following, each dated the date of such Borrowing, in form and substance satisfactory to the Administrative Agent and the Lenders and (except for the New First Mortgage Bonds) in sufficient copies for the Administrative Agent and each Lender:

                           (i)  New  First   Mortgage   Bonds  in  an  aggregate
                  principal amount equal to the amount of such Borrowing, registered in the name of the Collateral Agent.

                           (ii) A certificate  of a duly  authorized  officer of
                  the Trustee certifying (A) the names and true signatures of the officers of the Trustee authorized to sign any documents to be delivered by the Trustee hereunder or under the TNP Bond Indenture in connection with the issuance of such New First Mortgage Bonds and (B) that such New First Mortgage Bonds have been authenticated and are "outstanding" under the TNP Bond Indenture.

                           (iii) Copies of all certificates,  opinions (on which
                  the Administrative Agent, the Collateral Agent, the Co-Agents and the Lenders shall be expressly entitled to rely), and other documents delivered by the Borrower to the Trustee pursuant to Article Four, Article Five or Article Six, as applicable, of the TNP Bond Indenture in connection with the issuance and authentication of such New First Mortgage Bonds, certified by the Secretary or an Assistant Secretary of the Borrower.

                           (iv) A  favorable  opinion of  Michael D.  Blanchard,
                  General Counsel of the Borrower, covering such matters as the Administrative Agent shall reasonably request.

                           (v)      Such    other    opinions,     certificates,
                  approvals and documents as any Lender or its counsel, or the Administrative Agent or its counsel, may reasonably request.

                  (b) All legal matters incident to the issuance of such New First Mortgage Bonds shall be satisfactory to the Lenders and their counsel, to the Administrative Agent and to McDermott, Will & Emery, counsel for the Administrative Agent.

                  (c) The following statements shall be true and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated as of the date of such Borrowing and in sufficient copies for the Administrative Agent and each of the Lenders, stating that:

                           (i) The New First Mortgage Bonds  delivered  pursuant
                  to Section 4.02(a) (A) have been duly authorized, executed, authenticated and issued; (B) are the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms and entitled to the benefits and security of the First Mortgage Bonds outstanding under the TNP Bond Indenture,
                  (C) are not in default, and (D) have been delivered to the Collateral Agent pursuant to the terms of the TNP Bond Indenture (including the Supplemental Indenture) and the Bond Agreement.

                           (ii) The  Collateral  is free and  clear of any Lien,
                  except  for  the  security   interests  created  by  the  Bond
                  Agreement and the Supplemental Indenture.

                           (iii) Such New First  Mortgage Bonds are not required
                  to be registered under the Securities Act of 1933, as amended.

                           (iv) The (A) resolutions of the Board of Directors of
                  the Borrower, (B) approvals, authorizations, orders or consents of, or notices to or registrations with, any Governmental Authority, and (C) incumbency certificate and specimen signatures of certain officers of the Borrower, delivered by the Borrower pursuant to Section 4.01(a)(iv)(B),
                  (D) and (E), respectively, have not been modified, rescinded or amended and are in full force and effect on and as of the date of such Borrowing, and such resolutions, approvals, authorizations, orders, consents, notices and registrations, if any, are sufficient for the issuance of such New First Mortgage Bonds.

                  (d) The issuance of such New First Mortgage Bonds shall have been approved or exempted by all Governmental Authorities to the extent required under applicable law, and all such approvals or exemptions, including any conditions imposed thereby, shall be satisfactory in all respects to the Lenders. No action shall have been taken by any Governmental Authority which restrains or prevents or seeks to restrain or prevent, or imposes or seeks to impose materially adverse conditions upon, the issuance of such New First Mortgage Bonds.

                  (e) Except as set forth in Schedule 3.09, no action, suit, investigation, litigation or other proceeding at law or in equity or by or before any court or other Governmental Authority shall exist or, in the case of litigation by a Governmental Authority, be threatened, with respect to any of the Transactions that would in the reasonable opinion of the Lenders be likely to restrain, prevent or impose burdensome conditions to any of the Transactions, or to result in a Material Adverse Effect.

                  (f) All aspects of the structure and documentation of such New First Mortgage Bonds and all corporate and other proceedings taken or to be taken in connection therewith and all documents incidental thereto, in each case to the extent not otherwise provided for herein, shall be reasonably satisfactory in form and substance to the Lenders and their counsel, to the Administrative Agent and to McDermott, Will & Emery, counsel to the Administrative Agent, and the Lenders shall have received copies of all such documents as the Lenders may reasonably request.

     SECTION 4.03. Conditions Precedent to All Borrowings. On the date of each Borrowing, including each Borrowing in which Loans are refinanced with new Loans as contemplated by Section 2.02(f):

                  (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03).

                  (b) The representations and warranties set forth in Article III and in Section 2 of the Bond Agreement shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to such Borrowing, no Event of Default or Default shall have occurred and be continuing.

                  (d) Immediately prior to and after giving effect to such Borrowing, (i) the fair market value of the assets of the Borrower and its Subsidiaries on a consolidated basis will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the assets of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the date of such Borrowing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b), (c) and (d) of this Section 4.03.

         SECTION 4.04. Reliance on Certificates. The Lenders, the Administrative Agent and the Collateral Agent shall be entitled to rely conclusively upon the certificates delivered from time to time by officers of the Borrower as to the names, incumbency, authority and signatures of the respective persons named therein until such time as the Administrative Agent may receive a replacement certificate, in form acceptable to the Administrative Agent, from a Responsible Officer of the Borrower, setting forth the names and true signatures of the officers of the Borrower thereafter authorized to act on behalf of the Borrower.


                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Commitment Fees and all other fees, expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to:

     SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

         (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

     SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

     SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim set forth in Schedule 3.09 or so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

     SECTION 5.04. Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent and each Lender:

                           (a) within 100 days after the end of each fiscal year, a balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal year and the results of operations of the Borrower and its Subsidiaries on a consolidated basis during such year, all audited by KPMG Peat Marwick LLP or other independent public accountants of recognized national standing acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis, in accordance with GAAP;

                           (b) within 50 days after the end of each of the first three fiscal quarters of each fiscal year, a balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal quarter and the results of operations of the Borrower and its Subsidiaries on a consolidated basis during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis, in accordance with GAAP, subject to normal year-end audit adjustments;

                           (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer of the Borrower and, in the case of any delivery under paragraph (a) above, the accounting firm opining on such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, that an Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action that the Borrower has taken or proposed to take with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.10 and 6.11;

                           (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be; and

                           (e) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent and each Lender prompt written notice of the following:

                           (a)      any   Event   of   Default    or    Default,
         specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                           (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

                           (c) any change in the ratings assigned by S&P, D&P or Moody's to the First Mortgage Bonds; and

                           (d) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

     SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event, could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $20,000,000 or requiring payments exceeding $5,000,000 in any year, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

     SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of the Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

     SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the Preliminary Statements to this Agreement.

     SECTION 5.09. Compliance with Laws and Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all laws, rules, regulations and orders, and with all Environmental Laws and Environmental Permits applicable to its operations and Properties, except in each case to the extent that failure to so comply could not reasonably be expected to result in a Material Adverse Effect; obtain and renew all material Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws; provided, however, that neither the Borrower nor any of the Subsidiaries shall be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves in accordance with GAAP are being maintained with respect to such circumstances.

     SECTION 5.10. Preparation of Environmental Reports. If a Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties that are the subject of such Default prepared by an environmental consulting firm acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Remedial Action in connection with such Properties.

     SECTION 5.11. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Bond Agreement. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

     SECTION 5.12. Performance and Continuation of TNP Bond Indenture. Perform and observe all of its covenants and agreements contained in the TNP Bond Indenture (including all supplemental indentures thereto), and maintain the TNP Bond Indenture in full force and effect in accordance with its terms.


                                   ARTICLE VI
                               NEGATIVE COVENANTS

         The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Commitment Fees and all other fees, expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

     SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness incurred hereunder, under any other Loan Document, under the Existing Facility Documents or under the "Existing Facility Documents" (as defined in the Chemical Bank Agreement);

                  (b) accounts payable owed by the Borrower to TGC or TGC II, to the extent incurred and paid in the ordinary course of business;

                  (c) Secured Debentures (as defined in the Chemical Bank Agreement); provided, however, that the aggregate principal amount of Secured Debentures outstanding at any time shall not exceed $270,000,000;

                  (d) First Mortgage Bonds; provided, however, that the aggregate principal amount of First Mortgage Bonds outstanding at any time (including any New First Mortgage Bonds) shall not exceed the sum of (i) $360,000,000 and (ii) the aggregate amount by which the Total Commitment has been reduced subsequent to the Closing Date; and provided further, however, that the limitations of the foregoing proviso to this clause (d) shall not apply (A) so long as the aggregate principal amount of the New First Mortgage Bonds is equal to or greater than the Total Commitment or (B) after the Release Conditions have been satisfied and the Release Date has occurred as provided in Section 9.17;

                  (e) intercompany Indebtedness owed to the Borrower on the Closing Date and listed on Schedule 6.01;

                  (f) Indebtedness in respect of Interest Rate Protection Agreements to the extent such agreements are used to hedge interest rate risk in respect of outstanding floating rate Indebtedness and not for speculative purposes;

                  (g)      Indebtedness   of  TGC   under   the  Unit  1  Credit
         Agreement (as defined in the Chemical Bank Agreement);

                  (h)      customer   advances  and  security  deposits  in  the
         ordinary course of business; and

                  (i)  additional   Indebtedness  not  exceeding  $2,000,000  in
         aggregate principal amount outstanding at any time with local banking institutions.

     SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including capital stock or other securities of any Subsidiary or other person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided, that such Liens shall secure only those obligations that they secure on the date hereof;

                  (b)      any Lien created under the Loan Documents;

                  (c) Liens arising under any trust indenture pursuant to which the Borrower issues First Mortgage Bonds;

                  (d)      Liens  expressly  permitted  under the Chemical  Bank
         Agreement;

                  (e)      Liens   arising    under   the   Secured    Debenture
         Indentures   (as  defined  in  the  Chemical   Bank   Agreement),   and
         refinancings thereof;

                  (f)      in the case of TGC, Liens  expressly  permitted under
         the  Unit  1  Credit   Agreement  (as  defined  in  the  Chemical  Bank
         Agreement); and

                  (g) sales of accounts receivable consistent with the Borrower's past practices.

     SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                  (a) investments by the Borrower existing on the date hereof in the capital stock of the Subsidiaries or resulting from acquisitions made in accordance with Section 6.05;

                  (b)      intercompany  Indebtedness  permitted  under  Section
         6.01(e);

                  (c)      investments   accepted   by  the   Borrower   or  any
         Subsidiary in the ordinary course of business from customers in satisfaction of indebtedness of such customers;

                  (d)      Permitted Investments;

                  (e)      investments,   loans  and  advances  that  shall  not
         exceed $1,000,000 in the aggregate outstanding at any time made in the ordinary course of business;

                  (f) loans and advances to Affiliates of the Borrower in an aggregate amount at any time outstanding not to exceed (i) $5,000,000 less (ii) any amount outstanding under clause (e) above; and

                  (g) key personnel life insurance the proceeds of which are intended to fund the excess benefit plan.

     SECTION 6.05.  Mergers,  Consolidations,  Sales of Assets and Acquisitions.
(a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business, (ii) the Borrower and any Subsidiary may permit any assets to be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain and to be sold under threat of condemnation; (iii) the Borrower may sell accounts receivable consistent with its past practices; (iv) the Borrower and its Subsidiaries may make acquisitions (in one transaction or a series of transactions) of assets or capital stock of another person not to exceed $25,000,000 in the aggregate; and (v) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (A) any wholly-owned Subsidiary (other than TGC and TGC II) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any wholly-owned Subsidiary (other than TGC and TGC II) may merge into or consolidate with any other wholly-owned Subsidiary in a transaction in which the surviving entity is a wholly-owned Subsidiary and no person other than the Borrower or a wholly-owned Subsidiary receives any consideration, and (C) the Borrower or any Subsidiary may sell assets which when taken together with any other assets sold by the Borrower or any of its Subsidiaries during the same period have an aggregate book value not exceeding
(x) $10,000,000 in any consecutive twelve-month period and (y) $25,000,000 during the period commencing on the Closing Date and ending upon the termination of the Commitments and payment in full of all outstanding Loans.

         (b) In the case of TGC II,  purchase or acquire  any assets  other than
(i) assets reasonably required for the maintenance or operation of the Project (as defined in the Chemical Bank Agreement) and (ii) supplies purchased in the ordinary course of business.

     SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions to the Borrower, (ii) the Borrower may declare and pay cash dividends on its common stock to its shareholder if (A) no Event of Default shall have occurred and be continuing (or would result therefrom) and (B) such declaration or payment would not cause the sum of all Dividends declared or paid on common stock by the Borrower during the most recently ended twenty-four month period (or shorter period, as the case may be) commencing not earlier than September 30, 1995 and ending on the Quarterly Date next preceding the date of any proposed declaration or payment to exceed Cumulative Net Income Available For Common Dividends for such period, (iii) the Borrower may declare and pay cash dividends on its preferred stock (A) if no Event of Default specified in paragraph (b), (c) or (d) of Article VII (if, in the case of paragraph (d), such Event of Default relates to a default in Section
6.10 or 6. 11) shall have occurred and be continuing (or would result therefrom) and (B) if any other Event of Default shall have occurred and be continuing (or would result therefrom), the Borrower shall have requested in writing permission to continue declaring and paying such dividends and the Required Lenders shall have delivered to the Borrower such authorization and (iv) the Borrower may redeem its preferred stock (A) pursuant to mandatory redemption requirements in effect on the date hereof or (B) with the proceeds of newly-issued preferred stock that will not be redeemable mandatorily or at the option of any holder thereof (other than in the event of a Change in Control) prior to the Maturity Date.

         (b) Permit any Subsidiary, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its capital stock or any other interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Subsidiary except encumbrances and restrictions existing on the date hereof under this Agreement, the Chemical Bank Agreement, the Existing Facility Agreement (as defined in the Chemical Bank Agreement) and the Unit 1 Credit Agreement (as defined in the Chemical Bank Agreement).

     SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided, that this Section
6.07 shall not apply to (i) any transactions expressly permitted or contemplated by the Chemical Bank Agreement, (ii) the sale of power to Affiliates and (iii) the payment of Dividends to TNP Enterprises as permitted by this Agreement.

     SECTION 6.08. Business of Borrower and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably incidental thereto.

     SECTION  6.09.  Additional  Generating   Facilities.   Create,  acquire  or
construct any additional generating facilities or generating assets.

     SECTION 6.10. Interest Coverage Ratio. Permit the ratio of (i) Consolidated EBIT to (ii) Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on any Quarterly Date during any period set forth below to be less than the ratio set forth opposite such period:

                  Period                                               Ratio

         Closing Date through June 30, 1997                             1.30

         July 1, 1997 through June 30, 1998                             1.30

         Thereafter                                                     1.50

     SECTION  6.11.  Debt to  Capitalization  Ratio.  Permit  the  ratio  of (i)
Consolidated Total Indebtedness to (ii) Total Capitalization (the "Debt to Capitalization Ratio") at any time during any period set forth below to exceed the ratio set forth opposite such period: Period Ratio Closing Date through June 30, 1997 0.75 July 1, 1997 through June 30, 1998 0.72 July 1, 1998 through June
30, 1999 0.68 Thereafter 0.65

         SECTION  6.     12.   Capital  Expenditures.  Make
Capital Expenditures in excess of $40,000,000 during any fiscal year; provided, that any portion of such $40,000,000 not used in any fiscal year may be carried over into and used in the next fiscal year but not any subsequent fiscal year (it being understood that for purposes of computing the amount permitted to be carried over, the $40,000,000 applicable to each fiscal year shall be deemed to be used prior to the use of any applicable carryover).


                                   ARTICLE VII
                                EVENTS OF DEFAULT

         In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Commitment Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document when and as the same shall become due and payable, and such default shall continue unremedied for a period of five days;

                  (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.08 or 5.12 or in Article VI;

                  (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.05 and such default shall continue unremedied for a period of 10 days;

                  (f) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (b), (c), (d) or (e) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

                  (g)      an  "Event  of  Default"   under  the  Chemical  Bank
         Agreement shall have occurred;

                  (h) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $5,000,000 in the case of the Borrower, and $100,000 in the case of any Subsidiary, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (i)  an  involuntary  proceeding  shall  be  commenced  or  an
         involuntary   petition   shall  be  filed  in  a  court  of   competent
         jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or a Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (j) the  Borrower  or any  Subsidiary  shall  (i)  voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (i) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors,
         (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $7,500,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $20,000,000 or requires payments exceeding $5,000,000 in any year;

                  (m) any security interest  purported to be created by the Bond
         Agreement or the TNP Bond Indenture shall cease to be, or shall be asserted by the Borrower not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement, the Bond Agreement or the TNP Bond Indenture) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Bond Agreement;

                  (n) any of the New First Mortgage Bonds, after delivery thereof pursuant to the terms of Section 4.02 and the Bond Agreement, shall for any reason, except to the extent permitted by the terms hereof, (i) cease to be entitled to the benefits and security of the TNP Bond Indenture, equally and ratably with all other First Mortgage Bonds outstanding under the TNP Bond Indenture, or (ii) become subject to any Lien, except for any Lien in favor of the Collateral Agent for the benefit of the Lenders; or at any time the TNP Bond Indenture shall for any reason fail to constitute a valid and direct first priority Lien upon substantially all the properties referred to in the granting clauses of the TNP Bond Indenture as being subject to the Lien thereof and then owned by the Borrower, subject only to the conditions and exceptions set forth in Schedule 3.23;

                  (o) any event of default or similar breach under the TNP Bond Indenture or any supplemental indenture thereto shall have occurred (other than any settlement, verdict or other adverse finding or result arising from events described in Schedule 7(o) with respect to the supplemental indenture governing First Mortgage Bonds Series T, 11-1/4 percent due January 15, 1997); or

                  (p) any material provision of this Agreement, the Supplemental Indenture, any other Loan Document or the TNP Bond Indenture (except pursuant to the terms thereof) shall at any time for any reason cease to be valid and binding upon the Borrower, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or any Governmental Authority, or the Borrower shall deny that it has any or further liability or obligation under this Agreement, the Supplemental Indenture, any other Loan Document or the TNP Bond Indenture;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (i) or (j) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding, (iii) instruct the Collateral Agent to (A) furnish to the Trustee written notice of such Event of Default and (B) direct the Trustee to cause a redemption of the New First Mortgage Bonds by the Borrower pursuant to the terms of the Supplemental Indenture, and (iv) direct the Collateral Agent to exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Collateral Agent, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Illinois at that time; and in any event with respect to the Borrower described in paragraph (i) or (j) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


                                  ARTICLE VIII
                THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

         (a) In order to expedite the transactions contemplated by this Agreement, The First National Bank of Chicago is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the "Agents"). Each of the Lenders and each assignee of any such Lender hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (i) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (ii) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (iii) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent. Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized on behalf of the Administrative Agent and the Lenders, without hereby limiting any implied authority, to hold the Collateral on their behalf, to exercise such rights and remedies, and take such actions, as are contemplated by this Agreement, the Bond Agreement and the Supplemental Indenture, and to execute any and all documents (including releases) with respect to the Collateral and the rights of the Lenders with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the other Loan Documents.

         (b) None of the Agents, the Co-Agents or any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. None of the Agents or any Co-Agent shall be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Document, or any related instrument or agreement. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. None of the Agents, the Co-Agents or any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

         (c) The powers conferred on the Collateral Agent hereunder and under the other Loan Documents are solely to protect the interest of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder or under the other Loan Documents, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Agent, any Co-Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. The Lenders hereby acknowledge and agree that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.

         (d) Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor which, unless a Default or Event of Default shall have occurred and be continuing, shall be reasonably satisfactory to the Borrower. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in Chicago, Illinois, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article VIII and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         (e) With respect to the Loans made by it hereunder, each Agent and Co-Agent in its individual capacity and not as Agent or Co-Agent, respectively, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or Co-Agent, respectively, and the Agents, Co-Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent or Co-Agent, respectively.

         (f) Each Lender agrees (i) to reimburse the Agents and Co-Agents, on demand, in the amount of such Lender's pro rata share (based on its Commitment hereunder) of any expenses incurred for the benefit of the Lenders by the Agents or Co-Agents, as the case may be, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless each Agent, Co-Agent and any of their directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or Co-Agent, as the case may be, or against any of their respective directors, officers, employees or agents in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower, provided that no Lender shall be liable to an Agent, Co-Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements as shall be determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent, Co-Agent or any of their directors, officers, employees or agents.

         (g) Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Co-Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, the Co-Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to the Borrower, to it at Texas-New Mexico Power Company, 4100 International Plaza, Fort Worth, Texas 76109, Attention of Chief Financial Officer (Telecopy No. 817.737.1343);

                  (b) if to the Administrative Agent or the Collateral Agent, to it at its address at One First National Plaza, Mail Suite 0363, Chicago, Illinois 60670-0363, Attention of Marilyn Pelkowski (Telecopy No. 312.732.3055); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

     SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Commitment Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.11, 2.13, 2.17 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

     SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment, the Loans at the time owing to it and the Note or Notes held by it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender, (x) the Borrower (except if an Event of Default shall have occurred and be continuing) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) and (y) the amount of the Commitment of the assigning Lender subject to each such assignment shall not be less than
$5,000,000 (or, if less, the entire remaining amount of such Lender's Commitment), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $4,000, and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to subsection (e) of this
Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.13, 2.17 and 9.05, as well as to any Commitment Fees accrued for its account and not yet paid).

         (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balance of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in the City of Chicago, Illinois a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in subsection
(b) above, any Note or Notes subject to such assignment and, if required, the written consent of the Borrower and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this subsection (e). Within five days after the effective date specified in the Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of the assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit D.

         (f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Loans owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.11,
2.13 and 2.17 to the same extent as if they were Lenders and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans, increasing or extending the Commitments or releasing all or substantially all the Collateral).

         (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 9.16.

         (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such Bank for such Lender as a party hereto.

         (i) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

     SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, the other Loan Documents or in connection with the Loans made hereunder, including the fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

         (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent and each Lender, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees, agents and advisors (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or release of Hazardous Materials on any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Claim (including any claim under CERCLA, as defined in the definition of "Environmental Law") related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

     SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, with the consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any other Loan Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or, in the case of the Bond Agreement or the Supplemental Indenture, an agreement or agreements in writing entered into by the Borrower or person party thereto and the Collateral Agent, acting pursuant to the provisions of this Agreement or with the consent of the Required Lenders); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) change or extend the Commitment or decrease the Commitment Fees of any Lender without the prior written consent of such Lender, or (iii) amend or modify the provisions of Section 2.14 or 9.04(i), the provisions of this Section
9.08 or the definition of the term "Required Lenders" or release all or any substantial part of the Collateral other than as provided herein or in any other Loan Document, without the prior written consent of each Lender; provided further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent, as the case may be.

     SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

     SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Illinois State court or Federal court of the United States of America sitting in Chicago, Illinois and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

         (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Illinois State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.16. Confidentiality. The Administrative Agent, the Collateral Agent and each of the Lenders agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent or any Lender shall be permitted to disclose
Information (i) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information, (ii) to the extent requested by any regulatory authority, (iii) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (iv) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (v) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.16 or (y) becomes available to the Administrative Agent, any Lender or the Collateral Agent on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 9.16, "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent or any Lender based on any of the foregoing) that are received from the Borrower and related to the Borrower, any shareholder of the Borrower or any employee, customer or supplier of the Borrower, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure thereto by the Borrower, and which are in the case of Information provided after the date hereof, clearly identified at the time of delivery as confidential. The provisions of this Section 9.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.

     SECTION 9.17. Release of Collateral. (a) Notwithstanding any other provision of this Agreement or the Bond Agreement, the New First Mortgage Bonds delivered to the Collateral Agent pursuant to the Bond Agreement and all other Collateral held under the Bond Agreement shall be released from the Liens created by the Bond Agreement, in each case without representation, warranty or recourse of any nature, on a Business Day specified by the Borrower (the "Release Date"), upon the satisfaction of the following conditions precedent (the "Release Conditions"):

                  (i) the Borrower shall have given written notice to the Lenders and the Collateral Agent at least 10 Business Days prior to the Release Date, specifying the proposed Release Date;

                  (ii) as of the Release Date, the First Mortgage Bonds shall be rated "BBB-" or better by S&P and "Baa3" or better by Moody's, and shall have been so rated by each of S&P and Moody's for a period of not less than 30 consecutive days;

                  (iii) no Default or Event of Default shall have occurred and be continuing as of the Release Date; and

                  (iv) on the Release Date, the Administrative Agent shall have received a certificate, dated the Release Date and executed on behalf of the Borrower by a Responsible Officer thereof, confirming the satisfaction of the Release Conditions set forth in clauses (ii) and
         (iii) above.

         (b) Subject to the satisfaction of the conditions set forth in subsection (a) above, on and after the Release Date, the Collateral Agent shall deliver the New First Mortgage Bonds pledged under the Bond Agreement to the Borrower and shall execute and deliver to the Borrower all such instruments and documents as the Borrower may reasonably request to evidence or confirm the releases of collateral provided for in this Section 9.17.

         (c) Without limiting the provisions of Section 9.05, the Borrower shall reimburse the Collateral Agent, the Administrative Agent and the Lenders upon demand for all costs and expenses, including attorneys' fees and disbursements, incurred by any of them in connection with any action contemplated by this
Section 9.17.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         TEXAS-NEW MEXICO POWER COMPANY


                        By______________________________
                                      Name:
                                         Title:

                                    THE   FIRST   NATIONAL   BANK  OF   CHICAGO,
                                    individually  and as  Administrative  Agent,
                                    Collateral Agent and Co-Agent


                        By______________________________
                                      Name:
                                         Title:

                                    UNION    BANK    OF    CALIFORNIA,     N.A.,
                          individually and as Co-Agent


                        By______________________________
                                      Name:
                                         Title:

                                    BANK OF MONTREAL


                        By______________________________
                                      Name:
                                         Title:

                                    CIBC, INC.


                        By______________________________
                                      Name:
                                         Title:

                        THE FIRST NATIONAL BANK OF BOSTON


                        By______________________________
                                      Name:
                                         Title:

                           NATIONSBANK OF TEXAS, N.A.


                        By______________________________
                                      Name:
                                         Title:

                                  Schedule 2.01
                                   Commitments





                                                Contact Person
Name and Address of Lender                      and Telecopy Number                      Commitment

The First National Bank                         Mr. Michael J. Johnson                   $ 20,000,000
   of Chicago                                   Vice President
One First National Plaza                        (312) 732-3055
Mail Suite 0363
Chicago, Illinois 60670-0363

Union Bank of California, N.A.                  Mr. David Musicant                       $ 20,000,000
445 South Figueroa Street                       Vice President
15th Floor                                      (213) 236-4096
Los Angeles, CA 90071

The First National                              Mr. Michael Kane                         $ 15,000,000
Bank of Boston                                  Managing Director
100 Federal Street                              (617) 434-5388
Mailstop 01-08-82
Boston, MA 02110

Bank of Montreal                                Ms. Julia Buthman                        $ 15,000,000
700 Louisiana, Suite 4400                       Director
Houston, TX 77002                               (713) 546-9767

CIBC, Inc.                                      Mr. Robert Lyle                          $ 15,000,000
200 West Madison, Suite 2300                    Managing Director
Chicago, IL 60606                               (312) 750-0927

NationsBank of Texas, N.A.                      Mr. Bryan L. Diers                       $ 15,000,000
901 Main Street, 64th Floor                     Senior Vice President
Dallas, TX 75202                                (214) 508-3943








                                                TOTAL                                    $ 100,000,000



                                 SCHEDULE 3.06


                                    Changes

         During 1994, Phillips Petroleum's Sweeny, Texas refinery contracted with CSW Energy to construct a 300-megawatt cogeneration plant. Construction on this plant is set to commence in September 1996, and it is expected to begin operations in 1998. The refinery accounted for approximately $29 million of Borrower's 1994 operating revenues ($9 million in base revenues) and approximately $26.7 of 1995 operating revenues ($9.4 million in base revenues). Revenues attributable to the refinery may be impacted adversely when the cogeneration facility begins operations. Borrower's goal is to retain Phillips Petroleum as a customer and to lower overall system operating costs through negotiation with Phillips Petroleum and CSW Energy. Although Borrower cannot predict the ultimate outcome of this process or its impact on Borrower, Borrower and Phillips Petroleum are discussing arrangements through which Borrower may retain electric service to Phillips Petroleum.

                                 SCHEDULE 3.08

       Subsidiaries and percentage ownership interest therein of Borrower



      Texas Generating Company - l,000 shares common stock, no par value, 100 percent owned by Borrower

      Texas Generating Company II - l,000 shares common stock, no par value, 100 percent owned by Borrower

                                 SCHEDULE 3.09

                                   Litigation


1. Revocation proceedings concerning 1991 private letter ruling from the Internal Revenue Service confirming that Unit 1 of the TNP One generating plant was property eligible for investment tax credit.

          2. A. Joseph Burch v. Coastal Spray Company and Texas-New Mexico Power Company, Cause No. 92CV1094, 212th Judicial District Court, Galveston County, Texas. Plaintiff is claiming property damages to land due to drifting of herbicides sprayed on Texas-New Mexico Power Company R.O.W. adjacent to plaintiff's property. No amount of damages has been stated. Discovery continues.

          3. Billie Neumann v. Coastal Spray Company and Texas-New Mexico Power Company, Cause No. 92CV0998, 10th Judicial District Court, Galveston, County, Texas. Plaintiff is claiming property damages to land and animals due to herbicide spraying on Texas-New Mexico Power Company R.O.W. adjacent to Plaintiff's property. No amount of damages has been stated. Discovery continues.

4. James P. Entrekin v. Coastal Spray Company and Texas-New Mexico Power Company, Cause No. 92CV0953, 10th Judicial District Court, Galveston County, Texas. Plaintiff is claiming property damages to land and Arabian horses due to herbicide spraying on Texas-New Mexico Power Company R.O.W. adjacent to Plaintiff's property. No amount of damages has been stated. Discovery continues.

          5.  Texas-New  Mexico Power  Company v. PPM America,  Inc. and Bank of
America-Illinois, No. 495-CV-738-A, in the United States District Court, Northern District of Texas, Fort Worth Division. Declaratory judgment action concerning redemption of the Borrower's Series T first mortgage bonds with proceeds from the sale of its Panhandle properties under threat of condemnation by local municipalities. PPM America, Inc. ("PPM") filed a counterclaim (i) seeking declarations that the Series T partial redemption breached the indenture governing the first mortgage bonds and that Texas-New Mexico Power Company cannot redeem Series T first mortgage bonds prior to maturity under circumstances like the sale of the Panhandle properties; (ii) seeking to enjoin future redemptions under such circumstances; and (iii) claiming that Texas-New Mexico Power Company violated the antifraud provisions of the Texas Securities Act and Section 10(b) of the Securities Exchange Act of 1934 and restrictions of the Trust Indenture Act of 1939 on impairing bondholder rights. PPM sought alleged actual and punitive damages of approximately $6.0 million and attorneys' fees. Because PPM was not a bondholder, it was dismissed from the lawsuit; on
PPM's  motion,   Jackson  National  Life  Insurance   Company   ("Jackson")  was
substituted as a defendant. Jackson has proposed that its counterclaim be treated as a class action on behalf of all parties who were holders of Series T first mortgage bonds when the partial redemption was announced. Texas-New Mexico Power Company does not believe that the case is appropriate for class treatment and is vigorously contesting this matter.

          See Also Schedule 3.17 For A Description Of Certain Litigation That Has Been Settled, Pending Bankruptcy Court Approval.

                                 SCHEDULE 3.17

                             Environmental Matters

1. Transformers and capacitors that may contain polychlorinated biphenyls ("PCBs"). Borrower does not know the concentration of PCBs, if any, in each and every transformer and capacitor owned or operated by Borrower. If a transformer or capacitor containing dielectric fluid with a PCB concentration in excess of 50 parts per million leaks into the environment and thereby contaminates the water or soil, then Borrower would be liable for clean up and remediation costs. Depending upon the location and magnitude of such an occurrence, the costs could be significant.

         In addition, Borrower contracts with licensed companies to pick up and transport transformers and capacitors that contain over 50 parts per million PCBs. Borrower reasonably believes that these companies perform their service in accordance with applicable laws and regulations. However, if one of these companies has violated an applicable law or regulation, then Borrower could be held responsible for fines and damages resulting from improper handling, transport, storage, treatment, or disposal of the PCB-contaminated items. Borrower believes that the probability of such a situation occurring is remote. If such an event occurred, however, the fines and damages for which Borrower would be responsible could be significant.

2. Remediation at 300 Crews Way, West Columbia, Brazoria County, Texas. In November 1995, Borrower hired an environmental engineering firm to assess the progress of the remediation, define the plume of contamination, if any, and recommend alternatives to the "pump and treat" technology which had been in place since April 1993. Borrower has implemented a combination of two treatment methods - vacuum recovery and aquifer air sparging - to expedite remediation. The plume of contamination has not been defined and over 700,000 gallons of contaminated water have been treated using the new remediation system. Borrower anticipates that remediation efforts will continue for at least another year at a cost of approximately $100,000.

3. Davis Utility Hydraulics, Inc., Highway 121, Lewisville, Denton County, Texas; Notice of Violation from Texas Natural Resource Conservation Commission ("TNRCC") and Settlement of Litigation. In May, 1996, TNRCC approved closure of two of the three tracts of land (herein, "Tract 1" and "Tract 2", respectively) that were the subject of litigation between the Company and landowners in
Lewisville,   Texas.  Accordingly,   Borrower  has  plugged  and  abandoned  the
monitoring wells on Tracts 1 and 2 in accordance with TNRCC regulations and requirements. The litigation has been settled, pending approval by the bankruptcy court of the Settlement Agreement, which was submitted to the court in July, 1996. Borrower expects that the bankruptcy court will approve the Settlement Agreement. Upon such approval, Borrower or an affiliate will purchase Tract 1 and the third tract ("Tract 3"), the property that still has operable monitoring wells on-site, for a total of $300,000. Borrower will then complete remediation activities on Tract 3, at a cost of approximately $50,000, and may eventually lease or sell either or both Tract 1 and Tract 3. The Settlement Agreement does not obligate Borrower to take any further action with respect to Tract 2.

                                 SCHEDULE 3.18

                        Insurance maintained by Borrower

                                 SCHEDULE 3.23


         Schedule of Conditions and Exceptions to First Priority Liens

         The TNP Bond Indenture constitutes a valid and direct first priority Lien upon all of the property of the Borrower referred to in the first sentence of Section 3.23, subject only to:

      Permitted Encumbrances, as defined in Section 1.07(G) of the TNP Bond Indenture.
      Prior Liens, as defined in Section 1.07(F) of the TNP Bond Indenture. Liens expressly permitted under the Existing Facility Documents; Liens expressly permitted and defined as "Permitted Liens" in the Unit 2
     First Amended and Restated Project Loan and Credit Agreement dated January 8, 1992, as amended and currently in effect, among TNP, Texas Generating Company II, a wholly owned subsidiary of TNP, and the Chase Manhattan Bank, N.A.
      Liens permitted under Section 6.02 of the Credit Agreement.

                                 SCHEDULE 6.01

                           Intercompany Indebtedness



Intercompany Indebtedness owed to the Borrower on the Closing Date by:


Obligor                                                       Amount

TGC                                                           $50,598,884.731

TGC II                                                         58,874,548.072

                                 SCHEDULE 6.02

                                     Liens

                                     NONE*




* This schedule omits liens of $100,000 or less as immaterial; provided that the aggregate of all such liens does not exceed $750,000.

                                 SCHEDULE 7(o)


         Description of Events Related to Redemption of Series T Bonds

         In September 1995, TNP deposited proceeds of $29.2 million received from the sale of its properties located in the Texas Panhandle (the "Panhandle Sale") directly with Bank of America, Illinois, as Trustee, and redeemed $29.2 million of Series T First Mortgage Bonds (the "Series T FNBs") in accordance with the indenture governing TNP's first mortgage bonds. On October 16, 1995, the Trustee paid the proceeds to the holders of the Series T FNBs that were called.

         In January 1996, TNP filed a class action lawsuit against John Hancock Mutual Life Insurance Company, a Series T bondholder. TNP seeks confirmation that its redemption of Series T FNBs with proceeds from the Panhandle Sale was within its rights under the indenture governing the first mortgage bonds. TNP also seeks attorneys fees.

         TNP's lawsuit was originally filed in Texas state court in September 1995 against PPM America, Inc. ("PPM"), which claimed to be a bondholder and threatened to take legal action against TNP over the redemption. On PPM's motion, the original lawsuit was removed to the United States District Court, Northern District of Texas, Fort Worth Division (No. 495-CV-738-A). PPM filed a counterclaim seeking declarations that the Series T partial redemption breached the indenture governing the first mortgage bonds and that TNP cannot redeem Series T FMBs prior to maturity under circumstances like the Panhandle Sale. PPM sought an injunction barring future redemptions under such circumstances. PPM also claimed that TNP violated the antifraud provisions of the Texas Securities Act and Section 10(b) of the Securities Exchange Act of 1934 and restrictions of the Trust Indenture Act of 1939 on impairing bondholder rights. PPM sought alleged actual and punitive damages of approximately $6.0 million and attorneys' fees. Because PPM was not a bondholder, it was dismissed from the lawsuit and, on PPM's motion, Jackson National Life Insurance Company ("Jackson") was substituted as a defendant. Jackson has proposed that its counterclaim be treated as a class action on behalf of all parities who were holders of Series T FMBs at the time the partial redemption was announced. TNP does not believe that the case is appropriate for class treatment, and believes that Jackson's counterclaims are without merit. TNP is vigorously contesting the claims.

                                    EXHIBIT A
                                    [FORM OF]

                         TEXAS-NEW MEXICO POWER COMPANY

                          ADMINISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via telecopy to the attention of Michael J. Johnson at The First National Bank of Chicago as soon as possible, at Telecopy No. (312) 732-3055.



LENDER LEGAL NAME TO APPEAR IN DOCUMENTATION:

GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:

Street Address:

City, State, Zip Code:


GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name:

Street Address:

City, State, Zip Code:


POST-CLOSING, ONGOING CREDIT CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


Backup Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


TAX WITHHOLDING:

         Nonresident Alien         Y*               N

         * Form 4224 Enclosed

         Tax ID Number  _________________________


POST-CLOSING, ONGOING ADMINISTRATIVE CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, FEES, ETC.

Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


PAYMENT INSTRUCTIONS:

Name of Bank to which funds are to be transferred:



Routing Transit/ABA number of Bank to which funds are to be transferred:



Name of Account, if applicable:



Account Number:

Additional information:




MAILINGS:

Please specify the person to whom the Borrower should send financial and compliance information received subsequent to the closing (if different from primary credit contact):

Name:

Street Address:

City, State, Zip Code:

It is very important that all the above information be accurately completed and that this questionnaire be returned to the person specified in the introductory paragraph of this questionnaire as soon as possible. If there is someone other than yourself who should receive this questionnaire, please notify us of that person's name and telecopy number and we will telecopy a copy of the questionnaire. If you have any questions about this form, please call Michael J. Johnson at (312) 732-4854.

                                    EXHIBIT B


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                                         Dated __________ ___, 19__

         Reference is made to the Credit Agreement, dated as of September ___, 1996 (as the same may be modified, amended, extended or restated from time to time, the "Credit Agreement"), among Texas-New Mexico Power Company (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), The First National Bank of Chicago, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent for the Lenders, and The First National Bank of Chicago and Union Bank of California, N.A., as co-agents. Terms defined in the Credit Agreement are used herein with the same meanings. Pursuant to the Credit Agreement, _________________ (the "Assignor") has committed to make Loans to the Borrower, which Loans are evidenced by a promissory note (the "Note") issued by the Borrower to the Assignor.

         The  Assignor  and  ____________________   (the  "Assignee")  agree  as
follows:

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth in Schedule 1 (but not prior to the recordation of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth in
Schedule 1 (the "Assigned Interest") in the Assignor's interests, rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth in Schedule 1 of (i) the Commitment of the Assignor on the Effective Date and (ii) the Loans owing to the Assignor that are outstanding on the Effective Date.

         2. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, including without limitation

                  (A) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether on account of principal, interest, fees, indemnities in respect of claims arising after the Effective Date, increased costs, additional amounts or otherwise,

                  (B) the right to vote and to instruct the Administrative Agent and the Collateral Agent under the Credit Agreement and the other Loan Documents based on the Assigned Interest,

                  (C) the right to set-off and to appropriate and apply deposits of the Borrower as set forth in the Credit Agreement, and

                  (D) the right to receive notices, requests, demands and other communications,

and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement [, but shall continue to be entitled to the benefits of Sections 2.11, 2.13, 2.17 and 9.05 of the Credit Agreement, as well as to any Commitment Fees accrued for its account and not yet paid].3 The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Borrower, the Administrative Agent or otherwise) in the same funds in which such amount is received by the Assignor.

         3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned hereunder free and clear of any adverse claim and that its Commitment, and the outstanding balance of its Loans, in each case without giving effect to assignments thereof that have not become effective, are as set forth in Schedule 1, and (ii) except as set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

         4. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.05 thereof or delivered pursuant to Section 5.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (iii) will independently and without reliance upon the Administrative Agent, the Collateral Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         5. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.17(f) of the Credit Agreement, duly completed and executed by the Assignee,
(ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) a processing and recordation fee of $4,000.

         6. This Assignment and Acceptance may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective authorized officers as of the day and year first above written, such execution being made on Schedule 1 hereto.

                                                     Schedule 1
                                                         to
                                              Assignment and Acceptance
                                              Date ___________ __, 19__


Effective Date of Assignment:4



Percentage Assigned of

Commitment (set forth, to at

least 8 decimals, as a

percentage of the aggregate

Commitments of all Lenders
                            Principal Amount Assigned
thereunder)

Commitment Assigned:5                          $                  percent

Loans outstanding:                             $                  percent


The terms set forth above are hereby agreed to:

                           , as Assignor


By:
Name:
Title:

                           , as Assignee


By:
Name:
Title:

Assignee's Address for Notices:

ACCEPTED:6

THE FIRST NATIONAL BANK OF CHICAGO,
 as Administrative Agent



By:
Name:
Title:

[TEXAS-NEW MEXICO POWER COMPANY



By:
Name:
Title:]

                                    EXHIBIT C

                            FORM OF BORROWING REQUEST


The First National Bank of Chicago,
   as Administrative Agent for the
   Lenders referred to below,
One First National Plaza, Mail Suite 0363
Chicago, Illinois  60670-0363

Attention: [Name or Department]
                                     [Date]

Ladies and Gentlemen:

         The undersigned, Texas-New Mexico Power Company (the "Borrower"), refers to the Credit Agreement, dated as of September ___, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), The First National Bank of Chicago, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent for the Lenders, and The First National Bank of Chicago and Union Bank of California, N.A., as co-agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Date of Borrowing
         (which is a Business Day)          _______________________________

(B)  Principal Amount of                                   Borrowing
-------------------------------

(C)  Interest rate basis                    _______________________________

(D)  Interest Period and the last
      day thereof
-------------------------------

(E) Funds are requested to be disbursed to the Borrower's account with the Administrative Agent (Account No. ).


         Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.03(b) and (c) of the Credit Agreement have been satisfied.


                         TEXAS-NEW MEXICO POWER COMPANY




By
                                      Name:
                          Title: [Responsible Officer]

                                    EXHIBIT D



                             FORM OF PROMISSORY NOTE




U.S.$                                        Dated:                , 19



           FOR VALUE RECEIVED, the undersigned, TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of (the "Lender") the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of all Loans (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement (as defined below) outstanding on the Maturity Date (as defined in the Credit Agreement).

           The Borrower promises to pay interest on the principal amount hereof from time to time outstanding from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

           Both principal and interest are payable in lawful money of the United States of America to The First National Bank of Chicago, as Administrative Agent, at the address designated from time to time under the Credit Agreement, in same day funds. All Loans made by the Lender and all payments made on account of the principal amount hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note, provided that the failure to so record any such Loan or payment shall not affect the payment obligations of the Borrower hereunder or under the Credit Agreement.

           This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of September ___, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), among the Borrower, the Lender and certain other Lenders parties thereto, the Co-Agents, the Administrative Agent and the Collateral Agent, and the Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of loans (the "Loans") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Loans being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                         TEXAS-NEW MEXICO POWER COMPANY




By
                                           Title:

                                      cxiv



                         LOANS AND PAYMENTS OF PRINCIPAL


                                      Amount of
                                      Principal          Unpaid
                Amount of             Paid or            Principal    Notation
Date            Loan                  Prepaid            Balance      Made By


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------













1 Consists of interest charges funded by TNP of $31,066,910.92 and reduction of Secured Notes Payable funded by TNP of $19,531,973.81.

2 Consists of interest charges funded by TNP of $24,327,676.37 and reduction of Secured Notes Payable funded by TNP of $34,546,871.70.

3 Bracketed language to be included if the Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement.

4    May not be fewer than 5 Business Days after the date hereof.

5 Shall not be less than $5,000,000 (or, if less, the entire remaining amount of the Assignor's Commitment).

6 To be completed to the extent consents are required under Section 9.04(b) of the Credit Agreement.

7 Not less than $[10,000,000] and in an integral multiple of $1,000,000, but in any event not exceeding the available Total Commitment.

8    Specify Eurodollar Borrowing or ABR Borrowing.

9 Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date (applicable only for Eurodollar Borrowings).

                                   EXHIBIT E
                             FORM OF BOND AGREEMENT
         [FORM OF BOND AGREEMENT FOUND AT EXHIBIT 10(A) OF THIS REPORT]

                                  EXHIBIT F-1

                              HAYNES AND BOONE, LLP






September 10, 1996



The First National Bank of Chicago,
individually and as Administrative
Agent and Collateral Agent under the Credit
Agreement referred to below
One First National Plaza
Chicago, Illinois 60670

  The Lenders and Co-Agents from time to time parties to the Credit Agreement

  Ladies and Gentlemen:

     We have acted as special counsel to Texas-New Mexico Power Company, a Texas corporation ("TNP"), in connection with the transactions contemplated by (i) the Revolving Credit Facility Agreement, dated as of September 10, 1996, (the "Credit Agreement"), among TNP, each of the lenders that is a signatory thereto (the "Lenders"), The First National Bank of Chicago, as administrative agent and collateral agent for the Lenders (in such capacities, the 'Administrative Agent" and the 'Collateral Agent," respectively), and The First National Bank of Chicago and Union Bank -of California, N.A., as co-agents (in such capacity, the "Co-Agents"), (ii) the Bond Agreement, dated as of September 10, 1996, by TNP in favor of the Collateral Agent, (iii) the Twenty-Fifth Supplemental Indenture, dated as of September 10, 1996, between the Borrower and The First Trust of Illinois, N.A., pursuant to which the New First Mortgage Bonds (as defined in the Credit Agreement) shall be issued from time to time, and (iv) the Notes (as defined in the Credit Agreement), (each of the foregoing agreements, instruments and documents referred to in the foregoing clauses (i) through (iv) being collectively called the "Opinion Documents"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Except where the context otherwise requires, words importing the singular include the plural and vice versa.

     In rendering the opinions expressed below, we have examined (a) the Opinion Documents, and the Existing Facility Documents, (b) such corporate records of TNP, agreements, instruments and documents which affect or purport to affect the obligations of TNP under the Opinion Documents and the Existing Facility Documents, and (c) the TNP Bond Indenture and such other documents as we have deemed necessary as a basis for the opinions expressed below. When relevant facts were not independently established, we have relied upon statements of government officials and upon representations made in or pursuant to the Opinion Documents and certificates of appropriate representatives of TNP.

     In our examination we have assumed, with your consent (a) the genuineness of all signatures (except as relates to the execution by TNP of any of the Opinion Documents) and the legal capacity of natural persons, (b) the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies, (c) the full corporate (or equivalent) power, authority and legal I right of each party other than TNP to enter into and perform all agreements to which it is a party and the due authorization, execution and delivery of each Opinion Document by each such party, (d) that the Opinion Documents constitute the valid, binding and enforceable agreement of all parties thereto other than TNP, (e) receipt of the consideration contemplated by the Opinion Documents and (f) the correctness and accuracy of all the facts set forth in all documents and certificates identified in this Opinion.

     You have been furnished with an opinion of Michael Blanchard, Esq., general counsel of TNP, dated the date hereof, addressing certain matters. In giving the opinions set forth below, we have relied upon such opinion.


     As used in the opinions expressed herein, a "Material Adverse Effect" means our reasonable view of what would constitute a material adverse effect on (a) the validity, performance or enforceability of any Opinion Document, (b) the financial condition, operations and assets of TNP, or (c) the ability of TNP to fulfill its obligations under the Opinion Documents.

     We have been advised by officers of TNP (and with your consent have relied on that advice) that the agreements described on Exhibit A hereto (the "Material Agreements") are the only agreements that are material to TNP and which, if violated by the execution, delivery or performance of the Opinion Documents, would have a Material Adverse Effect on TNP's ability to comply with the Opinion Documents. We advise you that we have not reviewed, and have not devoted substantive attention to, any other agreements (other than those described on Exhibit A) for the purposes of rendering the opinion set forth in paragraph 2 below.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

1. TNP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the necessary corporate power, authority and legal right to execute, deliver and perform each of the Opinion Documents to which it is party.

2. The execution, delivery and performance by TNP of the Credit Agreement, the Bond Agreement and each other Opinion Document have been duly authorized by all necessary corporate action and do not (a) require any consent or approval of the shareholders of either TNP or of the trustee under the TNP Bond Indenture or any holder of any interest in any of the bonds issued and outstanding under the TNP Bond Indenture (b) violate any provision of law, rule, regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, or any provision of the articles or by-laws of TNP or the TNP Bond Indenture, (c) result in a breach of, or constitute a default or require any consent under, any Material Agreement or (d) to our knowledge, result in or require the imposition of any Lien (other than a Lien permitted under Section 6.02 of the Credit Agreement) upon or with respect to any property now owned or hereafter- acquired by TNP.

3.   TNP has duly executed and delivered each of the Opinion Documents.

4. Each Opinion Document constitutes the legal, valid and binding obligation of TNP, enforceable against it in accordance with its terms, in each case except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally, (b) general principles of equity, regardless of whether enforcement of any obligations mentioned therein is sought in a proceeding at equity or at law, (c) statutory provisions of the federal Bankruptcy Code and the Uniform Fraudulent Transfer Act as adopted by the States of Illinois and Texas (and related court decisions) pertaining to the voidability of preferential or fraudulent transfers, conveyances and obligations, (d) the rights of the United States under the Federal Tax Lien Act of 1966, as amended, (e) applicable laws or judicial decisions which may qualify or limit certain rights, remedies or provisions contained therein but which, in our opinion, will not materially interfere with the practical realization of the benefits intended to be provided thereby except for the economic consequences of any procedural delay which may result therefrom.

5. Except as set forth in Schedule 3.09 to the Credit Agreement, there is to our knowledge no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending or threatened against or affecting TNP or any of its properties, rights, or assets which could reasonably be expected to materially and adversely affect the assets or operations of TNP or its ability to carry out the transactions contemplated by the Opinion Documents or materially impair the value of the security granted by it to the Collateral Agent.

6. TNP is not an "investment company" or an "investment advisor" within the meaning of the Investment Company Act of 1940, as amended.

7. The Bond Agreement is effective to create in favor of the Collateral Agent, as collateral security for the Obligations (as defined therein), a valid security interest in all of the right, title and interest of TNP in the Collateral described therein. Upon delivery to the Collateral Agent of the New First Mortgage Bonds and the filing of the Supplemental Indenture and the Bond Agreement as utility security instruments in the office of the Secretary of State of Texas, such security interest will be perfected.

The foregoing opinions are qualified as set forth below:

     A. Without limiting the generality of paragraph 4(b) hereof, we note specifically that in applying such principles of equity, a court, among other in things (1) might not allow acceleration of the maturity of a debt upon the occurrence of a default deemed immaterial or if a determination is made that any Lender's security has not been impaired, (2) might require any Lender to act with reasonableness and in good faith, (3) might not permit any Lender to retain certain interests in any collateral which a court might view as resulting in a forfeiture, (4) might apply its discretion in granting specific performance, injunctive relief or other equitable remedies and (5) might not enforce provisions purporting to give any Lender or any other party a power of attorney to act on TNP's or any other party's behalf.

     B. In rendering the opinion expressed in paragraph 4, we express no opinion as to the enforceability of provisions of the Opinion Documents to the extent that such provisions: (1) purport to waive or affect any rights to notices required by law or that may be required by Section 9.504 of the Uniform Commercial Code as adopted in the State of Illinois and as effective on the date hereof (the 'Code") and that are not subject to waiver under Section 9.501 of the Code, (2) state that the failure or delay in exercising rights, powers, privileges or remedies under the Opinion Documents by any Lender or agent shall not operate as a waiver thereof, (3) purport to indemnify- any person for (a) such persons violations of federal or state securities laws or environmental laws, or (b,) any obligation to the extent such obligation arises from or is a result of any Lender's or any Agent's own negligence, (4) purport to grant to Agents or Lenders the right to offset special deposits of TNP against any of the Obligations, (5) purport to establish or satisfy certain factual standards or conditions (e.g., standards of 'commercial reasonableness" or "reasonable care" under Article 9 of the Code) in a manner not permitted by Section 9.501 of the Code, (6) purport to sever unenforceable provisions from the Opinion Documents, to the extent that the enforcement of remaining provisions would frustrate the fundamental intent of the parties to such documents; (7) provide that TNP has waived Agents' and Lenders' duties of reasonable care and disposition of Collateral which may be imposed by Sections 9.207 and 9.504 of the Code, (8) restrict access to legal or equitable remedies, or (9) purport to waive any claim of TNP against Agents or any Lender arising out of, or in any way related to, the Opinion Documents. We advise you that the inclusion of such provisions in the Opinion Documents does not render void or invalidate the obligations and liabilities of TNP under other provisions of such documents.

     C. No opinion is expressed herein as to (1) the status of title to any of the Collateral, (2) whether TNP has "rights in the Collateral" as that term in used in Section 9.203 of the Code, (3) the priority of any security interests,
(4) the creation or perfection of any security interest in property excluded from coverage of the Code pursuant to Sections 9.102 and 9.104 of the Code or any proceeds of any of such property, (5) the creation or perfection of liens and security interests in the Collateral insofar as the laws of a jurisdiction other than the States of Illinois or Texas govern the creation or perfection of such liens and security interests, or (6) the creation or perfection of hens and security interests in the Collateral that is not described in the Opinion Documents.

     D. We express no opinion as to the validity or enforceability of any provision contained in any of the Opinion Documents that (1) purports to preclude the amendment, waiver, release or discharge of obligations except by an instrument in writing, (2) relates to the subject matter jurisdiction of the Federal courts of the United States of America sitting in Chicago, Illinois to adjudicate any controversy relating to any of the Opinion Documents, (3) purports to waive or otherwise restrict or deny access to claims, causes of action or remedies that may be asserted in any suit or other proceeding, (4) allows Lenders to institute foreclosure proceedings, or to exercise any similar right, without notice to the person or entity signatory thereto or bound thereby or (5) relates to the appointment of a receiver, to the extent that appointment of a receiver is governed by applicable statutory requirements, and to the extent that such provision may not be in compliance with such requirements.

     E. With respect to our opinion in paragraph 2(b), we express no opinion regarding the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and any judicial decisions to the extent they deal with any of the foregoing.

     F. With respect to the opinion set forth in paragraph 6, we express no opinion as to whether TNP is a "special situation investment company" for the purposes of Rule 3a-1 promulgated pursuant to the Investment Company Act of 1940, as amended.

     G. We express no opinion as to the enforceability of exculpatory provisions (or their corresponding indemnity provisions) contained in the Opinion Documents which purport to exculpate or indemnify Agents or Lenders for their own tortious acts, or if Agents or Lenders should exceed their authority under the Opinion Documents.

     H. The qualification of any opinion or statement herein by the use of the words "to our knowledge" means that during the course of representation as described in this opinion, no information has come to the attention of the attorneys of this firm involved in the transaction evidenced by the Opinion
Documents that would give such attorneys current actual knowledge of the existence of the facts so qualified. Except as set forth herein, we have not undertaken any investigation to determine the existence of such facts and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise.

     I. We express no opinion as to any matters which may be, or which purport to be, governed by any law of any jurisdiction other than the federal laws of the United States of America, the laws of the State of Illinois and the laws of the State of Texas.

     J. This opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. This opinion is solely for the information of the addressees hereof, and is not to be quoted in whole or in part or otherwise referred to (except in a list of dosing documents), nor is it to be filed with any governmental agency or other person without our prior written consent. Other than the addressees hereof, no one is entitled to rely on this opinion. This opinion is based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

                                             Very truly yours,


                                             HAYNES AND BOONE, L.L.P.

                                   EXHIBIT A


Material Contracts

        1.      Fuel  Supply  Agreement,   dated  November  18,  1987,   between
                Phillips Coal Company and TNP.

        2. Amendment No. 1, dated as of April 1, 1988, to the Fuel Supply Agreement dated November 18, 1987, between Phillips Coal Company and TNP.

        3. Amendment No. 2, dated as of November 29, 1994, between Walnut Creek Mining Company and TNP, to the Fuel Supply Agreement dated November 18, 1987, between Phillips Coal Company and TNP, effective as of January 1, 1995.

        4. Unit 1 First Amended and Restated Project Loan and Credit Agreement, dated as of January 8, 1992 (the "Unit 1 Credit Agreement"), among TNP, Texas Generating Company ("TGC"), the banks named therein as Banks (the "Unit 1 Banks") and The
                Chase Manhattan Bank (National Association), as Agent for the Unit 1 Banks (the "Unit 1 Agent"), amending and restating the Project Loan and Credit Agreement among such parties dated as of December 1, 1987.

        5. Participation Agreement, dated as of January 8, 1992, among the banks named therein as Banks, the parties named therein as Participants and the Unit 1 Agent.

        6. Amendment No. 1, dated as of September 21, 1993, to the Unit I Credit Agreement.

        7. Assignment and Security Agreement, dated December 1, 1987, executed by TNP in favor of the Unit 1 Agent for the benefit of the Secured Parties, as defined therein.

          8. Amended and Restated Subordination Agreement, dated as of October 1, 1988, among TNP, Continental Illinois National Bank and Trust Company of Chicago and the Unit 1 Agent, amending and restating the Subordination Agreement among such parties dated as of December 1, 1987.

          9. First TGC Modification and Extension Agreement, dated as of January 24, 1992, among the Unit 1 Banks, the Unit 1 Agent, TNP and TGC.

        10. Second TGC Modification and Extension Agreement, dated as of January 27, 1992, among the Unit 1 Banks, the Unit 1 Agent, TNP and TGC.

        11. Third TGC Modification and Extension Agreement, dated as of January 27, 1992, among the Unit 1 Banks, the Unit 1 Agent, TNP and TGC.

        12. Fourth TGC Modification and Extension Agreement, dated as of September 29, 1993, among the Unit I Banks, the Unit 1 Agent, TNP and TGC.

        13. Fifth TGC Modification and Extension Agreement, dated as of September 29, 1993, among the Unit 1 Banks, the Unit 1 Agent, TNP and TGC.

        14. Indemnity Agreement, made as of the 1st day of December, 1987, by Westinghouse, CE and Zachry, as Indemnitors, for the benefit of the Secured Parties, as defined therein.

        15. Second Lien Mortgage and Deed of Trust (with Security Agreement) executed by TNP, as Mortgagor, to Donald H. Snell, as Mortgage Trustee, for the benefit it of the Secured Parties, as defined therein.

        16. Correction Second Lien Mortgage and Deed of Trust (with Security Agreement), dated as of December 1, 1987, executed by TNP, as Mortgagor, to Donald H. Snell, as Mortgage Trustee, f or the benefit it of the Secured Parties, as defined therein.

        17. Second Lien Mortgage and Deed of Trust (with Security Agreement) Modification, Extension and Amendment Agreement, dated as of January 8, 1992, executed by TNP to Donald H. Snell, as Mortgage Trustee, for the benefit of the Secured Parties, as defined therein.

        18. TNP Second Lien Mortgage Modification No. 2, dated as of September 21, 1993, executed by TNP to Donald H. Snell, as Mortgage Trustee, for the benefit of the Secured Parties, as defined therein.

        19. Agreement for Conveyance and Partial Release of Liens, made as of the 1st day of December, 1987, by PFC and the Unit 1 Agent for the benefit of TNP.

         20. Inducement and Consent Agreement, dated as of June 15, 1988, between Phillips Coal Company, Kiewit Texas Mining Company, TNP, Phillips Petroleum Company and Peter Kiewit Son' s, Inc.

        21. Guaranty, dated as of October 1, 1988, executed by TNP and given in respect of the TGC obligations under the Unit 1 Credit Agreement.

        22. First Amended and Restated Facility Purchase Agreement, dated as of January 8, 1992, among TNP, as the Purchaser, and TGC, as the Seller, amending and restating the Facility Purchase Agreement among such parties dated as of October 1, 1988.

        23. Operating Agreement, dated as of October 1, 1988, among TNP and TGC.

        24. Unit 2 First Amended and Restated Project Loan and Credit Agreement, dated as of January 8, 1991 (the "Unit 2 Credit Agreement"), among TNP, Texas Generating Company II ("TGC
                II"), the banks named therein as Banks (the "Unit 2 Banks") and The Chase Manhattan Bank (National Association), as Agent for the Unit 2 Banks (the "Unit 2 Agent"), amending and restating the Project Loan and Credit Agreement among such parties dated as of October 1, 1988.

        25. Amendment No. 1, dated as of September 21, 1993, to the Unit 2 Credit Agreement.

        26. Assignment and Security Agreement, dated as of October 1, 1988, executed by TNP in favor of the Unit 2 Agent for the benefit of the Secured Parties, as defined therein.

        27. Subordination Agreement, dated as of October 1, 1988, among TNP, Continental Illinois National Bank and Trust Company of Chicago and the Unit 2 Agent.

        28. First TGC II Modification and Extension Agreement, dated as of January 24, 1992, among the Unit 2 Banks, the Unit 2 Agent, TNP and TGC II.

        29. Second TGC II Modification and Extension Agreement, dated as of January 27, 1992, among the Unit 2 Banks, the Unit 2 Agent, TNP and TGC II.

        30. Third TGC II Modification and Extension Agreement, dated as of January 27, 1992, among the Unit 2 Banks, the Unit 2 Agent, TNP and TGC II.

        31. Fourth TGC II Modification and Extension Agreement, dated as of September 29, 1992, among the Unit 2 Banks, the Unit 2 Agent, TNP and TGC II.

        32. Fifth TGC II Modification and Extension Agreement, dated as of June 15, 1994, among the Unit 2 Banks, the Unit 2 Agent, TNP and TGC II.

        33. Release and waiver of Liens and Indemnity Agreement, made effective as of the 1st day of October, 1988, by a consortium composed of Westinghouse, CE, and Zachry.

        34. Second Lien Mortgage and Deed of Trust (with Security Agreement), dated as of October 1, 1988, and executed by TNP, as Mortgagor, to Donald H. Snell, as Mortgage Trustee, for the benefit of the Secured Parties, as defined therein.

        35. Second Lien Mortgage and Deed of Trust (with Security Agreement) Modification, Extension and Amendment Agreement, dated as of January 8, 1992, executed by TNP to Donald H. Snell, as Mortgage Trustee, for the benefit of the Secured Parties, as defined therein.

        36. TNP Second Lien Mortgage Modification No. 2, dated as of September 21, 1993, executed by TNP to Donald H. Snell, as Mortgage Trustee for the benefit of the Secured Parties, as defined therein.

        37. Intercreditor and Nondisturbance Agreement, dated as of October 1, 1988, among PFC, Texas PFC, Inc., TNP, the Project Creditors, as defined therein, and the Collateral Agent, as defined therein.

        38. Amendment #1, dated as of January 8, 1992, to the Intercreditor and Nondisturbance Agreement, dated as of October 1, 1988, among TGC, TGC II, TNP, the Unit I Banks, the Unit 2 Banks and The Chase Manhattan Bank (National Association) in its capacity as collateral agent for the Unit
                I Banks and the Unit 2 Banks.

        39. Amendment No. 2, dated as of September 21, 1993, to the Intercreditor and Nondisturbance Agreement, among TGC, TGC II, TNP, the Unit 1 Banks, the Unit 2 Banks and The Chase Manhattan Bank (National Association) in its capacity as collateral agent for the Unit 1 Banks and the Unit 2 Banks.

        40. Non-Partition Agreement, dated as of May 30, 1990, among TNP, TGC, and The Chase Manhattan Bank (National Association), as Agent for the Banks which are parties to the Unit I Credit Agreement.

        41. Guaranty, dated July 26, 1991, to be effective as of May 31, 1991, by TNP and given in respect of the TGC II obligations under the Unit 2 Credit Agreement.

        42. First Amended and Restated Facility Purchase Agreement, dated as of January 8, 1992, among TNP, as the Purchaser, and TGC II, as the Seller, amending and restating the Facility Purchase Agreement among such parties dated July 26, 1991, to be effective as of May 31, 1991.

        43. Amendment No. 1 to the Unit 2 First Amended and Restated Facility Purchase Agreement, dated as of September 21, 1993, among TNP, as the Purchaser, and TGC II, as the Seller.

        44. Operating Agreement, dated July 26, 1991, to be effective as of May 31, 1991, between TNP and TGC II.

        45. Non-Partition Agreement, executed July 26, 1991, to be effective as of May 31, 1991, among TNP, TGC II and The Chase Manhattan Bank (National Association).

        Power Supply Contracts

        46. Contract dated May 12, 1976 between TNP and Houston Lighting & Power Company.

        47. Amendment, dated January 4, 1989, to the Contract dated May 12, 1976 between TNP and Houston Lighting & Power Company.

        48. Contract dated May 1, 1986 between TNP and Texas Electric Utilities Company, amended September 29, 1986, October 24, 1986 and February 21, 1987.

        49. Amended and Restated Agreement for Electric Service dated May 14, 1990 between TNP and Texas Utilities Electric Company.

        50. Amendment, dated April 19, 1993, to Amended and Restated Agreement for Electric Service, dated May 14, 1990, as Amended between TNP and Texas Utilities Electric Company.

        51. Contract dated June 11, 1984 between TNP and Southwestern Public Service Company.

        52. Contract dated April 27, 1977 between TNP and West Texas Utilities Company amended April 14, 1982, April 19, 1983, May 18, 1984 and October 21, 1986.

        53. Contract dated April 29, 1987 between TNP and El Paso Electric Company.

        54. Contract dated February 28, 1974, amended May 13, 1974, November 26, 1975, August 26, 1976 and October 7, 1980 between TNP and Public Service Company of New Mexico.

       55. Amendment, dated February 22, 1982, to the Contract dated February 28, 1974, amended May 13, 1974, November 26, 1975, August 26, 1976 and October 7, 1980 between TNP and Public Service Company of New Mexico.

       56. Amendment, dated February 8, 1988, to the Contract dated February 28, 1974, amended May 13, 1974, November 26, 1975, August 26, 1976, and October 7, 1980 between TNP and Public Service Company of New Mexico.

        57. Amended and Restated Contract for Electric Service, dated April 29, 1988, between TNP and Public Service Company of New Mexico.

        58. Contract dated December 8, 1981 between TNP and Southwestern Public Service Company amended December 12, 1984, December 2, 1985 and December 9, 1986.

        59. Amendment, dated December 12, 1988, to the Contract dated December 8, 1981 between TNP and Southwestern Public Service Company amended December 12, 1984, December 2, 1985 and December 19, 1986.

        60. Amendment, dated December 12, 1990, to the Contract dated December 8, 1981 between TNP and Southwestern Public Service Company.

        61. Contract dated August 31, 1983, between TNP and Capitol Cogeneration Company, Ltd. (including letter agreement dated August 14, 1986).

        62. Agreement Substituting a Party, dated May 3, 1988, among Capitol Cogeneration Company, Ltd., Clear Lake Cogeneration Limited Partnership and TNP.

        63. Letter Agreements, dated May 30, 1990 and August 28, 1991, between Clear Lake Cogeneration Limited Partnership and TNP.

        64. Notice of Extension Letter, dated August 31, 1992, between Clear Lake Cogeneration Limited Partnership and TNP.

        65. Scheduling Agreement, dated September 15, 1992, between Clear Lake Cogeneration Limited Partnership and TNP.

        66.     Interconnection   Agreement  between  TNP  and  Plains  Electric
                Generation  and  Transmission  Cooperative,  Inc.  dated July 9,
                1984.

        67. Interchange Agreement between TNP and El Paso Electric Company dated April 29, 1987.

        68. Amendment No. 1, dated November 21, 1994 to the Interchange Agreement between TNP and El Paso Electric Company dated April 29, 1987.

        69. DC Terminal Participation Agreement between TNP and El Paso Electric Company dated December 8, 1981 amended April 29, 1987.

        70. 1996 Firm Capacity & Energy Sale Agreement between TNP and TEP dated December 20, 1994, effective as of January 1, 1996.

        71. Texas-New Mexico Power Company Executive Agreement for Severance Compensation Upon Change in Control, executed between the Company and each of its Executives and certain managers.

        72.     Revolving  Credit  Facility  Agreement,  dated as of November 3,
                1995,  among  TNP,  certain  lenders,   and  Chemical  Bank,  as
                Administrative Agent and Collateral Agent.

        73. Guarantee and Pledge Agreement, dated as of November 3, 1995, between TGC II, and Chemical Bank, as collateral agent.

        74. Bond Agreement, dated as of November 3, 1995, between TNP and Chemical Bank, as Collateral Agent.

        75. Note Pledge Agreement, dated as of November 3, 1995, between TNP and Chemical Bank, as collateral agent.

        76. Sixth TGC II Modification and Extension Agreement, dated as of November 3, 1995, among the Unit 2 Banks, The Chase Manhattan Bank, as agent, TNP, and TGC II.

        77. Second Lien Mortgage and Deed of Trust Modification, Extension and Amendment Agreement No. 3, dated as of November 3, 1995.

        78. Assignment and Amendment Agreement, dated as of November 3, 1995, among "TNP, TGC II, and Chemical Bank, as administrative agent and collateral agent.

        79. Assignment of TGC II Mortgage Lien, dated as of November 3, 1995, by The Chase Manhattan Bank as agent to Chemical Bank.

        80.      Collateral Transfer of Notes, Rights and Interests, dated as of
                 November  3,  1995,   between  TNP  and   Chemical   Bank,   as
                 Administrative Agent and as Collateral Agent.

        81. Assignment of Second Lien Mortgage and Deed of Trust, dated as of November 3, 1995, between The Chase Manhattan Bank, as Agent, and Chemical Bank, as agent.

        82.     Collateral Transfer of Notes, Rights and Interests,  dated as of
                November  3,  1995,   between   TNP  and   Chemical   Bank,   as
                Administrative Agent and as Collateral Agent.

        83. Amendment No. 1, dated as of November 3, 1995, to the Assignment and Security Agreement between TNP, and The Chase Manhattan Bank, as agent.

        84. Indenture and Security Agreement for 12-1/2% Secured Debentures dated as of January 15, 1992.

        85. Indenture and Security Agreement for 10-3/4% Secured Debentures dated as of September 15, 1993.

        86. Indenture of Mortgage and Deed of Trust dated as of November 1, 1944, as supplemented.

                                  EXHIBIT F-2

                              MICHAEL D. BLANCHARD
                                 ATTORNEY AT LAW
                            4100 International Plaza
                                  P.O. Box 2943
                             Fort Worth, Texas 76113
                                 (817) 731-0099




                                                            September 10, 1996


The First National Bank of Chicago
individually and as Administrative
Agent and Collateral Agent under the Credit
Agreement referred to below
One First National Plaza
Chicago, Illinois 60670

The Lenders and Co-Agents from time to time parties to the Credit Agreement


Ladies and Gentlemen:

     I am the general counsel of Texas-New Mexico Power Company, a Texas corporation ("TNP"), and have served in such capacity in connection with the transactions contemplated by (i) the Credit Agreement, dated as of September 10, 1996 (the "Credit Agreement"), among TNP, each of the lenders that is a signatory thereto (the "Lender"), The First National Bank of Chicago, as administrative agent and collateral agent for the Lenders (in such capacities, the "Administrative Agent' and the "Collateral Agent", respectively), and The First National Bank of Chicago and Union Bank of California, N.A., as co-agents (the "Co-Agent"), (ii) the Bond Agreement, dated as of September 10, 1996 (the "Bond Agreement"), by TNP in favor of the Collateral Agent, (iii) the Twenty-Fifth Supplemental Indenture, dated as of September 10, 1996 (the "Supplemental Indenture"), between TNP and The First Trust of Illinois, N. A., pursuant to which the New First Mortgage Bonds (as defined in the Credit Agreement) shall be issued from time to time, and (iv) the Notes (as defined in the Credit Agreement (each of the agreements, instruments, and documents referred to in the foregoing clauses (i) through (iv) being collectively called the "Opinion Document'). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Except where the context otherwise requires, words importing the singular include the plural and vise versa.

     In rendering the opinions expressed below, I have examined (a) the Opinion Documents and the Existing Facility Documents, (b) such corporate records of TNP, agreements, instruments, and documents which affect or purport to affect the obligations of TNP under the Opinion Documents and the Existing Facility Documents, (c) the TNP Bond Indenture and (d) the various orders of the New Mexico Public Utility Commission and the Federal Energy Regulatory Commission related to the transactions contemplated by the Opinion Documents and such other documents as I have deemed necessary as a basis for the opinions expressed below. In my examination, except as relates to the execution by TNP of any of the Opinion Documents, I have assumed the genuineness of all signatures and the legal capacity of natural persons, the authenticity of documents submitted to me as originals, and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of government officials and upon representations made in or pursuant to the Opinion Documents and certificates of appropriate representatives of TNP.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

1. TNP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the necessary corporate power, authority, and legal right to execute, deliver, and perform each of the Opinion Documents.

2. The execution, delivery, and performance by TNP of the Opinion Documents have been duly authorized by all necessary corporate action and do not (a) require any consent or approval of the shareholders of TNP or of the Trustee or any holder of any interest in any of the First Mortgage Bonds issued and outstanding under the TNP Bond Indenture, (b.) violate any provision of law, rule, regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, or any provision of the articles or bylaws of TNP, or the TNP Bond Indenture, (c) result in a breach of, or constitute a default or require any consent under, any indenture or loan or credit agreement to which TNP is a party or by which it or its properties are bound, except that TNP is required, pursuant to the Chemical Bank Agreement, to obtain the consent of Required Lenders thereunder, which consent has been obtained; or (d) result in or require the creation or imposition of any Lien (other than a Lien permitted under Section 6.02 of the Credit Agreement) upon or with respect to any property now owned or hereafter acquired by TNP. TNP is not in breach of or in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any agreement or instrument mentioned in the foregoing which breach or default could reasonably be expected to have a Material Adverse Effect.

3.   TNP has duly executed and delivered each of the Opinion Documents.

4. All actions, consents, approvals, registrations, or filings with or any other action by any Governmental Authority necessary to be obtained by TNP under applicable Texas and Federal laws and regulations (including, without limitation, those promulgated by the PUCT or the Federal Energy Regulatory Commission) in connection with (a) the due execution, delivery, and performance by TNP of its obligations, and the exercise of its rights under, the Credit Agreement and each of the other Opinion Documents and the incurrence of the indebtedness and obligations to be incurred by TNP thereunder, and (b) the grant of the Liens created pursuant to the Bond Agreement and the Supplemental Indenture, have been duly obtained or made, are in full force and effect and are not subject to appeal reconsideration or other review.

5. None of the Administrative Agent, the Collateral Agent or any of the Lenders, solely by reason of any extension of loans under the Credit Agreement or by reason of the execution, delivery, or performance of any of the Opinion Documents, will be or be subject to regulation as an "electric utility", "electrical corporation", "electric company", "electric utility company", "electric utility holding company", "public service company", or "holding company" or a subsidiary or affiliate of any of the foregoing under either (i) the Federal Power Act, as amended, (ii) the Public Utility Holding Company Act of 1935, as amended, or (iii) any Texas law.

6. There is no investigation, action, suit, or proceeding pending or, to my knowledge, threatened against TNP that seeks, or may reasonable be expected, to rescind, terminate, modify, or suspend any approval by any Governmental Authority (including, without limitation, the 1996 Regulatory Orders) obtained by or given to TNP or that may impede or delay any such approval.

7. TNP is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended, other than pursuant to Section 9(a)(2) thereof.

8. All notices of a utility security instrument affecting real property that, pursuant to Section 35.07 of the Texas Business and Commerce Code, are required to be recorded in the office of the county clerk of each county in the State of Texas in which real property of TNP is located, have been filed.

     This opinion is solely for the information of the addressees hereof, and is not to be quoted in whole or in part or otherwise referred to (except in a fist of closing documents), nor is it to be filed with any governmental agency or other person without my prior written consent, except to the extent otherwise required by law. Other than the addressees hereof and McDermott, Will & Emery (who may rely upon this opinion as if this opinion were separately addressed to it), no one is entitled to rely on this opinion. This opinion is based on my knowledge of the law and facts as of the date hereof I assume no duty to communicate with you with respect to any matter which comes to my attention hereafter.

                                Very truly yours,



                              MICHAEL D. BLANCHARD

                                  EXHIBIT F-3

                                                     WINSTEAD
                                                     SECHREST
                                                     & MINICK
                                                     A Professional Corporation



                                       September 10, 1996


The First National Bank of Chicago,
individually and as Administrative Agent and Collateral Agent under the Credit
Agreement referred to below
One First National Plaza
Chicago, Illinois 60670

The Lenders and Co-Agents from time to time parties to the Credit Agreement

Ladies and Gentlemen:

     We have acted as special Texas counsel to The First National Bank of Chicago, as Administrative Agent, in connection with the execution and delivery of (i) the Credit Agreement, dated as of September 10, 1996 (the "Credit Agreement"), among Texas-New Mexico Power Company, a Texas corporation ("TNP"), each of the lenders that is a signatory thereto (the "Lenders"), The First National Bank of Chicago, as Administrative Agent and Collateral Agent for the Lenders, and The First National Bank of Chicago and Union Bank of California, N.A., as Co-Agents, and (ii) the Twenty-Fifth Supplemental Indenture, dated as of September 10, 1996, between TNP and First Trust of Illinois, National Association (the "Supplemental Indenture"), pursuant to which the New First Mortgage Bonds (as defined in the Credit Agreement) shall be issued from time to time. Terms defined in the Credit Agreement are used herein as therein defined, except as otherwise set forth herein. This opinion is being delivered to you pursuant to Section 4.01(a)(x)(C) of the Credit Agreement.

     We have reviewed executed counterparts of (or facsimile, photostatic or conformed copies of) the Credit Agreement, the Bond Agreement, the Original
Indenture (as defined in the Supplemental Indenture), and the Supplemental Indenture, and have also examined such other documents, records and certificates as we have deemed necessary or appropriate to express the opinions set forth below. We have also reviewed such statutes, regulations, rulings and judicial decisions of the State of Texas as we have deemed necessary to render this opinion.

     In rendering this opinion, we have assumed, with your consent, without independent verification or investigation:


     A. The legal capacity of all natural persons, the absence of duress and the genuineness of all signatures on documents submitted to us, the conformity to executed originals of all documents submitted to us as facsimile, photostatic or conformed copies, and the authenticity of such documents;

     B. That the parties to the TNP Bond Indenture (including the Supplemental Indenture) are duly incorporated, chartered, organized or formed, as the case may be, and are validly existing and in good standing in the jurisdiction of their incorporation, charter, organization or formation, as the case may be;

     C. That TNP is a public utility (as defined in Section 2.0011 of the Texas Public Utility Regulatory Act of 1995) and a utility (as defined in Section
35.01 of the Texas Business and Commerce Code ["BCC"]) and has all requisite corporate power and all governmental licenses, authorizations, consents and approvals necessary to own, operate and use the property (the "First Mortgage Property") subject to the Lien of the TNP Bond Indenture (including the Supplemental Indenture) and to execute and deliver the Supplemental Indenture and the New First Mortgage Bonds;

     D. That the execution, delivery and performance of the Credit Agreement and the TNP Bond Indenture (including the Supplemental Indenture) have been duly authorized by each of the parties thereto, that each such document has been duly executed and delivered by each such party and constitutes the legal, valid and binding obligation of each such party and is enforceable against each such party, and that value has been given to TNP under the Credit Agreement;

     E. That none of the execution, delivery and performance by TNP of the Credit Agreement, the Bond Agreement and the Supplemental Indenture will conflict with or result in a breach of any instrument, agreement, contract or other document to which it is a party or by which its properties are bound, or will conflict with or result in a breach of any order, writ, injunction, decree or demand of any court or governmental authority affecting it or its First Mortgage Property.

     F. That the Original Indenture and all supplements thereto up to but excluding the Supplemental Indenture (the Original Indenture as supplemented prior to the execution of the Supplemental Indenture being herein referred to as the "Original Supplemented Indenture") were previously deposited for filing in the office of the Secretary of State of the State of Texas accompanied by payment of the statutory filing fee pursuant to and in compliance with the provisions of Section 35.02 and, as applicable, Section 35.08 of the TBCC and, in connection therewith, notices of utility security instrument affecting real property were recorded in the office of the county clerk in each county where real property covered thereby is located (which includes, inter alia, all counties where real property covered by the Supplemental Indenture is located) pursuant to and in compliance with the provisions of Section 35.07 of the TBCC.

     G. That a Lien has previously been created and is currently in existence as a result of the previous execution and delivery by the parties thereto of, and with respect to that portion of the First Mortgage Property constituting Real Property (herein defined) and Personal Property (herein defined) described in, the Original Supplemented Indenture.

     H. That a Lien has been created and is currently in existence as a result of the execution and delivery by the parties thereto of, and with respect to that portion of the First Mortgage Property constituting Personal Property (herein defined) described in, the Supplemental Indenture.

     With your consent we have neither examined nor requested an examination of the indices or records of any court or governmental or other agency, authority, instrumentality or entity, nor have we made inquiry of any person or entity.

     In connection with these opinions, we do not purport to be qualified to express legal conclusions based on the laws of any state or jurisdiction other than the laws of the State of Texas and the United States of America and, accordingly, we express no opinion as to the laws of any other state or jurisdiction.

     Based solely and in reliance upon the foregoing and subject to the further qualifications hereinafter set forth, we are of the opinion that:

1. The Supplemental Indenture is in appropriate form for filing in the Office of the Secretary of State of the State of Texas, and the payment of the statutory filing fee and deposit for filing of the Supplemental Indenture in such office in accordance with the provisions of Section 35.02 of the TBCC, will constitute perfection of a security interest on all of the First Mortgage Property constituting personal property located in the State of Texas in which a Lien has been created by the Supplemental Indenture and may be perfected by filing under Chapter 9 of the Uniform Commercial Code as enacted in the State of Texas (the "Personal Property"), in favor of the Trustee, as security for the payment of the New First Mortgage Bonds issued thereunder.

2. The provisions of the Supplemental Indenture governed by the laws of the State of Texas are effective to create a Lien in the State of Texas on all of TNP's right, title and interest in the portion of the First Mortgage
     Property described therein that is real property (including fixtures thereto) located in the State of Texas (the "Real Property"), in favor of the Trustee, as security for the payment of the New First Mortgage Bonds.

3. The payment of the statutory filing fee and deposit for filing of the Supplemental Indenture in the Office of the Secretary of State of the State of Texas will be taken and held as notice to all persons of the existence of the Supplemental Indenture and the interest granted therein, as security, in the Real Property described therein in favor of the Trustee as security for the payment of the New First Mortgage Bonds.

4. Other than as provided in the assumptions and opinions hereinabove provided, no execution or re-recording or refiling of any other instrument is necessary to create (as to that portion of the First Mortgage Property constituting Real Property) or preserve (as to that portion of the First Mortgage Property constituting Real Property and Personal Property) the Liens in the First Mortgage Property created by the TNP Bond Indenture (including the Supplemental Indenture).

5. None of the Agents nor any of the Lenders shall, solely as a result of the financing evidenced by the Credit Agreement, become subject to any registration or qualification requirements or any tax imposed by the State of Texas or any political subdivision thereof. In this regard, Article 1396-8.01 of the Texas Miscellaneous Corporation Laws Act provides, in part, that "a foreign corporation shall not be considered to be conducting affairs in this State, for the purposes of this Act, by reason of carrying on in this State any one (1) or more of the following activities: . . . (7) creating as borrower or lender, or acquiring, indebtedness or mortgages or other security interests in real or personal property, (8) securing or collecting debts due to it or enforcing any rights in property securing the same". However, if in the exercise of such rights, any of the Agents or Lenders takes title to any of the First Mortgage Property and/or any other of the Collateral, then such Agent or Lender, as the case may be, may be required to qualify to do business in the State of Texas. We express no opinion as to whether activities other than those contemplated by the Credit Agreement and the Supplemental Indenture conducted by any Agent or Lender in the State of Texas, if any, will constitute transacting business in the State of Texas, requiring such Agent or Lender to qualify as a foreign corporation in the State of Texas.

         The foregoing opinions are limited by, subject to and based on the following qualifications:


                           (a) We express  no opinion as to (i) TNP's  rights in
                  or title to its First Mortgage Property, or the existence of or freedom from any Lien thereon not contemplated by this opinion, (ii) the accuracy, completeness or legal sufficiency of the description in the TNP Bond Indenture (including the Supplemental Indenture) of the First Mortgage Property subject thereto, or (iii) the priority of any Lien in the First Mortgage Property.

                           (b) The foregoing opinions are limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar federal and state laws and judicial decisions of general application relating to the rights of creditors, and (ii) general principles of equity, including, but not limited to, the defenses of unconscionability, ambiguous claim or right, and economic duress, whether asserted in equitable or in legal actions.

                           (c) Any  security  interest  created  by the TNP Bond
                  Indenture (including the Supplemental Indenture) in after-acquired Personal Property of TNP will not be effective until TNP has acquired rights therein; with respect to Personal Property that is acquired by TNP after the date hereof, Section 552 of the United States Bankruptcy Code will limit the extent to which Personal Property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

         These opinions are being issued and delivered to you solely for your benefit, are intended solely for your use in connection with the transactions contemplated by the Credit Agreement, and may not be filed publicly or otherwise disclosed or relied upon by any other person (other than McDermott, Will & Emery for purposes of its own opinion), or by you for any other purpose.

                                   Very truly yours,
                                                  WINSTEAD   SECHREST  &  MINICK
                                                  P.C.

                                  EXHIBIT F-4

                       RUBIN, KATZ, SALAZAR, ALLEY & ROUSE
                                ATTORNEYS AT LAW








                                                             September 10, 1996


The First National Bank of Chicago,
individually and as Administrative
Agent and Collateral Agent under the Credit
Agreement referred to below
One First National Plaza
Chicago, Illinois 60670

The Lenders and Co-Agents from time to time parties to the Credit Agreement

         RE: TNP Credit Agreement

Ladies and Gentlemen:


     We have acted as New Mexico counsel to Texas-New Mexico Power Company, a Texas corporation ("TNP"), since 1993. During the period 1978 to 1993, the undersigned individual also acted as New Mexico counsel to TNP as a member of a different law firm. During this period from 1978 to date, the scope of my representation has been limited to the specific matters referred to me by TNP and has included all matters before governmental or regulatory agencies of New Mexico with respect to the activities of TNP as a public utility under the New Mexico Public Utility Act and material litigation and claims against TNP in the state and federal courts in New Mexico. 'Me files of TNP in our office contain the full and complete record of all proceedings involving TNP before the New Mexico Public Utility Commission and in any material litigation in the state and federal courts in New Mexico during this period. To our knowledge after due inquiry, we have been employed as counsel for all material matters of TNP in New Mexico for the periods described above.

     Insofar as the law of the State of New Mexico and the law of the United States of America, as it applies to the opinions expressed in this letter, are concerned, we have acted as special New Mexico counsel to TNP in connection with the transactions contemplated by (i) the Credit Agreement, dated as of September 10, 1996 (the "TNP Credit Agreement") among TNP, each of the lenders that is a signatory thereto (the "Lender")The First National Bank of Chicago, as administrative agent and collateral agent for the lenders (in such capacities, the "Administrative Agent" and the "Collateral Agent", respectively), and the First National Bank of Chicago and Union Bank of California, N.A., as co-agents (in such capacity, the "Co-Agents"), (ii) the Bond Agreement, dated as of September 10, 1996, by TNP in favor of the Collateral Agent, (iii) the Twenty-Fifth Supplemental Indenture, dated as of September 10, 1996, between the Borrower and The First Trust of Illinois, NA, pursuant to which the New first Mortgage Bonds (as defined in the TNP Credit Agreement) shall be issued from time to time, and (iv) the Notes (as defined in the TNP Credit Agreement) (each of the foregoing Clauses (I) and documents referred to in d the "Opinion Documents").

     Unless otherwise defined herein, terms defined in the TNP Credit Agreement are used herein as therein defined. Except where the context otherwise requires, words importing the singular include the plural and vice versa.

     In rendering the opinions expressed below, we have examined (a) the TNP Credit Agreement and each of the other Opinion Documents, (b) such corporate records of TNP, agreements, instruments and documents in the files of TNP in our office which affect or purport to affect the obligations of TNP under the Opinion Documents, (c) the Certificate of Comparison for TNP dated October 19, 1995, issued by the State Corporation Commission of the State of New Mexico which certifies that a Certificate of Authority was issued to TNP on May 1, 1963 (collectively, the "Certificate of Comparison and Authority"), and (d) such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all and the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon such statements of government officials expressly referred to in this letter and upon representations made in or pursuant to the Opinion Documents and certificates of appropriate representatives of TNP.

     Despite any other express or implied statement in this letter, each of the opinions expressed 'm this letter is subject to the following further qualifications, conditions or assumptions, whether or not such opinions refer to such qualifications, conditions or assumptions:

     (a) As to the good standing of TNP in New Mexico, we have relied solely on the Certificate of Good Standing for TNP dated October 19, 1995 and valid until March- 1, 1997, issued by the State Corporation Commission of the State of New Mexico (the "Certificate of Good Standing").

     (b) We have not made independent inquiry into the law of any jurisdiction other than the State of New Mexico and the political subdivisions of the State of New Mexico and the United States of America, insofar as the Federal law of the United States of America applies to the opinions expressed in this letter. To the extent that matters discussed in this letter relate to or are dependent on the application of law of any other jurisdiction, we state no opinion.

     (c) Each of the parties to the Opinion Documents other than TNP, and each of the entities having an interest, directly or indirectly, in any of the parties to the Opinion Documents, is duly organized or formed, validly existing and in good standing in its respective state or nation of organization or incorporation.

     (d) Each of the parties to the Opinion Documents other than TNP, and each of the entities having an interest, directly or indirectly, in any of such parties and executing the Opinion Documents on behalf of such parties, has full power, authority and legal rights under the laws of its respective state or nation of organization or incorporation to execute and deliver the Opinion Documents to which it is a party.

     (e) Where the phrase "to our knowledge after due inquiry" appears, we have reviewed the Opinion Documents and such other documents and instruments as are specifically referred to in this letter, and we have reviewed the files of TNP in our offices, and we have made inquiries of the appropriate officers of TNP, but we have conducted no further independent investigation and have made no independent inquiries of others.

     (f) Our opinions with respect to items 6 and 7 are qualified, conditioned on and subject to provisions of the New Mexico Public Utility Act which provide that abandonment or transfer of public utility property and acquisition of the stock of a public utility are subject to approval by the New Mexico Public Utility Commission under certain circumstances, as provided in the New Mexico Public Utility Act.

     (g) Our opinions with respect to items 3 and 7 are qualified, conditioned on and subject to requirements that appropriate notices, filings or recordings of the Twenty-Fifth Supplemental Indenture shall be made with the New Mexico Secretary of State and in the proper recording office of any county in the State of New Mexico in which property of the Company is situated, as provided in the New Mexico Public Utility Act.

     We have also reviewed executed originals or copies, certified to our satisfaction, of such other documents, corporate records of TNP, certificates of public officials and of corporate officers of TNP, agreements, instruments and documents in the files of TNP in our offices related to the matters handled by us for TNP since 1978 and referred to above, which affect or purport to affect the obligations of TNP under the Opinion Documents, as we have deemed necessary for the opinions expressed in this letter.

     Based on the foregoing, which includes such investigations as we have deemed necessary, and subject to the further qualifications set forth below, we are of the opinion that:


     1. TNP is in good standing as a foreign corporation under the laws of the State of New Mexico and has the necessary corporate power, corporate authority and legal right in such State to execute, deliver and perform the Opinion Documents. No further filing, recordation, publishing or other act is necessary in connection with the existence of TNP or the conduct of the business of TNP in the State of New Mexico.

     2. The execution, delivery and performance by TNP of the TNP Credit Agreement and the other Opinion Documents do not and win not violate any provision of law, rule or regulation or, to our knowledge after due inquiry, any order, writ, judgment, injunction, decree, determination or award presently in effect in the State of New Mexico which have applicability to TNP.

     3. Except for the 1996 NMPUC Order, no approvals, authorizations. consents, orders or other actions by, and no notices to, or filings, recordings or registrations with any Governmental Authority of the State of New Mexico are required (i) to authorize the execution and delivery by TNP of the TNP Credit Agreement and the other Opinion Documents, (ii) to authorize the consummation by TNP of the transactions contemplated by the Opinion Documents, or (iii) to create or preserve the lien of the TNP Bond Indenture. The 1996 NMPUC Order has been duly obtained, is in full force and effect and, subject to the following sentence, is not subject to appeal, reconsideration or other review. Although the period for rehearing or appeal with respect to the 1996 NMPUC Order will not elapse until, at the latest, the 80th day after the issuance of the 1996 NMPUC Order, except for TNP there are no intervenors or other Persons who would have standing to appeal or request rehearing of the 1996 NMPUC Order. To our Knowledge after due inquiry, no investigation, action, suit or proceeding is pending or threatened against TNP in the State of New Mexico which seeks, or may reasonable be expected, to rescind, terminate, modify or suspend the 1996 NMPUC Order.

     4. To our knowledge after due inquiry, no action, suit or proceeding at law or in equity or by or before any governmental or regulatory authority, court, arbitral, tribunal or other body in the State of New Mexico is now pending or threatened which could reasonably be expected to materially and adversely affect the financial condition, assets, or operations of TNP or the ability of TNP to perform its obligations under the Opinion Documents.

     5. A New Mexico court, or a Federal court applying conflict of law rules of the State of New Mexico, would give effect to the choice of law provision contained in each Opinion Document to which TNP is or is intended to be a party stating that such Opinion Document (excluding matters relating to title to property and security interests therein) is to be governed by the laws of the State of Illinois in the case of an Opinion Document stated to be governed by the laws of the State of Illinois, or in the case of an Opinion Document stated to be governed by the laws of the State of Texas, by the laws of the State of Texas. With respect to our conflict of law rules opinion, we have assumed that the principal place of business and the site of the chief executive offices of TNP are in the State of Texas, that the principal place of business and the site of the chief executive office of The First National Bank of Chicago is the State of Illinois, that the negotiations leading up to the signing of the TNP Credit Agreement and the other Opinion Documents took place in several states by telephone, telephonic transmissions and face-to-face meetings both inside and outside the State of Texas and the State of Illinois, but not in the State of New Mexico, that the last signature of a party to the TNP Credit Agreement and the other Opinion Documents is the last act necessary to form the agreements contemplated by the TNP Credit Agreement and the other Opinion Documents were delivered by TNP in the State of Illinois.

     6. None of the Administrative Agent the Collateral Agent or any of the lenders, solely by reason of any extension of loans under the TNP Credit Agreement or by reason of the execution, delivery or performance of any of the Opinion Documents, will be or be subject to regulation as an "electric utility company", and "electric utility holding company", "public service company, or "holding company" or a subsidiary or affiliate of any of the foregoing under any New Mexico law.

     7. No consent, approval or authorization of any Governmental Authority in New Mexico having jurisdiction is required for the validity of the execution and delivery or for the performance by the Administrative Agent, the Collateral Agent or any Lender of, or the consummation by the Administrative Agent, the Collateral Agent or any Lender of the transactions contemplated by, the TNP Credit Agreement.

     These opinions are limited to the matters expressly stated in this letter, and no opinion is inferred or may be implied beyond the matters expressly stated in this letter. These opinions are being delivered to you, as addressee, at the direction of TNP with the intent that you, as addressee, rely on these opinions. This letter does not constitute a guarantee of the TNP Credit Agreement or the other Opinion Documents or any of the obligations or other matters referred to or opined upon in this letter, and by rendering the opinions as provided in this letter we are not guarantying or insuring the TNP Credit Agreement or the other Opinion Documents or any of the obligations or other matters referred to or opined upon in this letter. This opinion is solely for the internal information and assistance of the Administrative Agent, the Collateral Agent, the Co-Agents and the Lenders, as an interpretation of the law of the State of New Mexico applicable to the transactions contemplated by the Opinion Documents as of the date of this letter and may not be relied upon or quoted by anyone else for any purpose whatsoever, nor may copies be delivered to any other person or filed with any governmental agency or corporation, without our prior written consent, except that copies of this letter may be furnished to Haynes & Boone and to McDermott, Will & Emery, who may rely upon these opinions as if this letter were separately addressed to them. We make no undertaking to supplement this opinion If facts or circumstances come to our attention or changes in the law occur after the date of this letter which could affect this opinion.

                                                 Very truly yours,

                                                           RUBIN, KATZ,
                                                           SALAZAR, ALLEY &
                                      ROUSE
                                                           A Professional
                                                           Corporation

                                                          Donald M.Salazar





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                                  EXHIBIT F-5

McDermott, Will & Emery



                                                             September 10, 1996



The First National Bank of Chicago,
individually and as Administrative
Agent and Collateral Agent under the Credit
Agreement referred to below
One First National Plaza
Chicago, Illinois 60670

The Lenders and Co-Agents from time to time parties to the Credit Agreement

         Re:        Texas-New Mexico Power Company

Ladies and Gentlemen:

     We have acted as special counsel to The First National Bank of Chicago, individually and as Administrative Agent, in connection with the execution and delivery of the Credit Agreement, dated as of September 10, 1996 (the "Credit Agreement"), among Texas-New Mexico Power Company, each of the Lenders from time to time party thereto, The First National Bank of Chicago, as Administrative Agent, Collateral Agent and Co-Agent, and Union Bank of California, N.A., as Co-Agent. Terms defined in the Credit Agreement are used herein as therein defined.

     In this connection, we have examined executed counterparts of the Credit Agreement, together with the other documents listed on Schedule A hereto.

     In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents and the conformity to the originals of all such documents submitted to us as copies. We have further assumed that you have evaluated, and are satisfied with, the creditworthiness of the Borrower and the business and financial terms evidenced by the Loan Documents. We have relied, as to factual matters, on the documents we have examined.

     Our opinions expressed below are limited to the law of the State of Illinois and the Federal law of the United States, and we do not express any opinions concerning any other law. In addition, we express no opinion herein regarding the creation or perfection of any security interest in the Collateral.

     Based upon and subject to the foregoing and upon such investigations as we have deemed necessary, and while we have not independently considered the matters covered by the opinions listed on Schedule A hereto to the extent necessary to enable us to express the conclusions stated therein, we are of the opinion that (a) the Credit Agreement and the Notes are in substantially acceptable legal form, and (b) the other Loan Documents and the opinions and other documents listed on Schedule A hereto are substantially responsive to the requirements of the corresponding subsections of Section 4.01 of the Credit Agreement pursuant to which the same have been delivered.

                                   Very truly yours,






                                       Schedule A
                               List of Documents Examined
                         (All terms not defined herein have the meanings ascribed to them in the Credit Agreement; unless otherwise noted all documents are dated as of September 10, 1996.)

                  1. Bond Agreement by and among Texas-New Mexico Power Company ("Borrower") and The First National Bank of Chicago, as Collateral Agent for the Lenders.

                  2. Promissory Note in the principal amount of $20,000,000 made payable to The First National Bank of Chicago by the Borrower.

                  3. Promissory Note in the principal amount of $20,000,000 made payable to Union Bank of California, N.A. by the Borrower.

                  4. Promissory Note in the principal amount of $15,000,000 made payable to The First National Bank of Boston by the Borrower.

                  5. Promissory Note in the principal amount of $15,000,000 made payable to Bank of Montreal by the Borrower.

                  6. Promissory Note in the principal amount of $15,000,000 made payable to CIBC, Inc. by the Borrower.

                  7. Promissory Note in the principal amount of $15,000,000 made payable to NationsBank of Texas N.A. by the Borrower.

                  8. Twenty-Fifth Supplemental Indenture by and between the Borrower and First Trust of Illinois, National Association, as Trustee.

                  9. UCC-1 Financing Statement listing the Borrower, as Debtor, and The First National Bank of Chicago as Collateral Agent, as Secured Party, to be filed with the Secretary of State of New Mexico.

                  10. UCC-1 Financing Statement listing the Borrower, as Debtor, and The First National Bank of Chicago as Collateral Agent, as Secured Party, to be filed with the Secretary of State of Texas.

                  11. Certificate of Incorporation of the Borrower issued and certified by the Secretary of State of Texas on August 21, 1996.

                  12. Certificate of Good Standing of the Borrower issued and certified by the Secretary of State of Texas on August 21, 1996.

                  13. Certificate of Good Standing and Compliance of the Borrower issued and certified by the Chairman of the State Corporation Commission of the State of New Mexico on August 21, 1996.

                  14. Certificate of Michael D. Blanchard, General Counsel and Corporate Secretary of the Borrower, as to: (i) truth and correctness of the copies of. (a) by-laws of the Borrower, (b) resolutions of the Board of Directors of the Borrower, (c) 1996 Regulatory Orders and all approvals, authorizations, orders or consents of, or notices to or registrations with, any Governmental Authority required for the Borrower to execute, delivery and perform its obligations under the Credit Agreement and the other Loan Documents, each attached thereto; (ii) the last amendment date of the Borrower's articles of incorporation; and
       (iii) incumbency and signatures of certain officers of the Borrower.

                  15.      Certificate of Michael D. Blanchard, General
       Counsel and Corporate Secretary Of the Borrower, as to: (i) the full force and effectiveness of the TNP Bond Indenture and the supplemental indentures thereto and (ii) the truth and correctness of the copies of the TNP Bond Indenture and the supplemental indentures attached thereto.

                  16. Certificate of Manjit S. Cheema, Senior Vice President and Chief Financial Officer of the Borrower, as to: (i) representations and warranties contained in Article In of the Credit Agreement and (ii) compliance with the terms and provisions of the Credit Agreement, each other Loan Document and each Existing Facility Document, and the absence of any Event of Default.

                  17. Certificate of Manjit S. Cheema, Senior Vice President and Chief Financial Officer of the Borrower, as to: (i) fair market value of the assets of the Borrower and its Subsidiaries; (ii) the present fair saleable value of the assets of the Borrower and its Subsidiaries; (iii) the ability of the Borrower and its Subsidiaries to pay their debts and liabilities; and (iv) the ability of the Borrower and its Subsidiaries to conduct the businesses in which they are engaged.

                  18. Certificate of David S. Vick, Vice President and Assistant Secretary of First Trust of Illinois, National Association, as to: (i) First Trust of Illinois' capacity as Trustee under the TNP Bond Indenture; (ii),the First Mortgage Bonds outstanding under the TNP Bond Indenture; and (iii) the incumbency and genuine signatures of the officers authorized to execute the Twenty-Fifth Supplemental Indenture.

                  19. Opinion of Michael D. Blanchard, Esq., General Counsel for the Borrower.

                  20. Opinion of Haynes and Boone, L.L.P., special counsel for the Borrower.

                  21. Opinion of Rubin, Katz, Salazar, Alley & Rouse, New Mexico counsel for the Borrower.

                  22. Opinion of Winstead, Sechrest & Minick, special Texas counsel for the Lenders.






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